John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Deutsche Bank Securities
	RBS	Wells Fargo Securities
	Co-Manager(s)	Citigroup
	Credit Suisse	Morgan Stanley
RBC Capital Markets
(2)	Names of Issuers: AmeriCredit Financial Services, Inc.
(3)	Title of Securities: AMCAR 2012-4 A2
(4)	Date of First Offering: 09/05/12
(5)	Amount of Total Offering: $462,000,000
(6)	Unit Price of Offering: $99.99656
Comparable Securities
1) Discover Card Master Trust, C#254683AQ8
2) Discover Card Master Trust, C#254683AR6
3) American Express Credit Account Master Trust, C#02582JFX3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 20
(9)	Trade Date: 09/05/12
(10)	Portfolio Assets on Trade Date: $633,397,112.16
(11)	Price Paid per Unit: $99.99656
(12)	Total Price Paid by Portfolio:
777,000 bonds @ $99.99656 = $776,973.27
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.99656 = $41,998,555.20
(14)	% of Portfolio Assets Applied to Purchase: 0.123%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Deutsche Bank Securities
	RBS	Wells Fargo Securities
	Co-Manager(s)	Citigroup
	Credit Suisse	Morgan Stanley
RBC Capital Markets
(2)	Names of Issuers: AmeriCredit Financial Services, Inc.
(3)	Title of Securities: AMCAR 2012-4 A3
(4)	Date of First Offering: 09/05/12
(5)	Amount of Total Offering: $270,280,000
(6)	Unit Price of Offering: $99.98423
Comparable Securities
1) Discover Card Master Trust, C#254683AQ8
2) Discover Card Master Trust, C#254683AR6
3) American Express Credit Account Master Trust, C#02582JFX3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 20
(9)	Trade Date: 09/05/12
(10)	Portfolio Assets on Trade Date: $633,397,112.16
(11)	Price Paid per Unit: $99.98423
(12)	Total Price Paid by Portfolio:
706,000 bonds @ $99.98423 = $705,888.66
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.98423 = $19,996,846.00
(14)	% of Portfolio Assets Applied to Purchase: 0.111%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	Citigroup	J.P. Morgan
	UBS Investment Bank	Wells Fargo Securities
	RBC Capital Markets	Mitsubishi UFJ Securities
	Societe Generale	US Bancorp .

	Co-Managers:	Allen & Company, LLC
	ANZ Securities	BB&T Capital Markets
	BMO Capital Markets Corporation	Comerica Securities
	Credit Suisse	Deutsche Bank Securities
	DNB Markets	Goldman, Sachs & Co.
Scotiabank

(2)	Names of Issuers: EOG Resources, Inc.

(3)	Title of Securities: EOG 2.625 03/15/23

(4)	Date of First Offering: 9/05/12

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.381

Comparable Securities
1) Occidental Petroleum, C#674599CE3
2) Apache Corporation, C#037411AZ8
3) Devon Energy Corporation, C#25179MAP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 13

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $633,397,112.16

(11)	Price Paid per Unit: $99.381

(12)	Total Price Paid by Portfolio:
530,000 bonds @ $99.381 = $526,719.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.381 = $17,888,580.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 4.4% 5/15/42 TAP
(4)	Date of First Offering: 9/05/12
(5)	Amount of Total Offering: $225,000,000
(6)	Unit Price of Offering: $104.922
Comparable Securities
1) MetLife, C#59156RAY4
2) Prudential, C#74432QBU8
3) AIG, C#026874BE6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 173
(9)	Trade Date: 9/05/12
(10) Portfolio Assets on Trade Date: $633,397,112.16
(11)	Price Paid per Unit: $104.922
(12)	Total Price Paid by Portfolio:
355,000 bonds @ $104.922 = $377,766.54
(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $104.922 = $10,641,311.11
(14)	% of Portfolio Assets Applied to Purchase
0.060%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
173 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Citigroup	Credit Suisse
	Deutsche Bank Securities	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	BB&T Capital Markets
	BNY Mellon Capital Markets, LLC	Fifth Third Securities, Inc.
	Huntington Investment Company	J. P. Morgan Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets, LLC
	SMBC Nikko	SunTrust Robinson Humphrey
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 1.25 09/10/15

(4)	Date of First Offering: 09/05/12

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities
1) UnitedHealth Group, C#91324PBS0
2) Laboratory Corp. of America Holdings, C#50540RAH5
3) Humana, C#444859AV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $633,397,112.16

(11)	Price Paid per Unit: $99.959

(12)	Total Price Paid by Portfolio:
245,000 bonds @ $99.959 = $244,899.55

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,400,000 bonds @ $99.959 = $14,394,096.00

(14)	% of Portfolio Assets Applied to Purchase
0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Citigroup	Credit Suisse
	Deutsche Bank Securities	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	BB&T Capital Markets
	BNY Mellon Capital Markets, LLC	Fifth Third Securities, Inc.
	Huntington Investment Company	J. P. Morgan Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets, LLC
	SMBC Nikko	SunTrust Robinson Humphrey
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 3.3 01/15/23

(4)	Date of First Offering: 9/05/12

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.663

Comparable Securities
1) UNH 2.875 03/15/22, C#91324PBV3
2) LAB 3.75 08/23/22 , C#50540RAL6
3) UNH 3.375 11/21, C#91324PBT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $633,397,112.16

(11)	Price Paid per Unit: $99.663

(12)	Total Price Paid by Portfolio:
355,000 bonds @ $99.663 = $353,803.65

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.663 = $16,942,710.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Citigroup	Credit Suisse
	Deutsche Bank Securities	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	BB&T Capital Markets
	BNY Mellon Capital Markets, LLC	Fifth Third Securities, Inc.
	Huntington Investment Company	J. P. Morgan Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets, LLC
	SMBC Nikko	SunTrust Robinson Humphrey
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 1.875 01/15/18

(4)	Date of First Offering: 09/05/12

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities
1) UNH 6 02/15/18, C#91324PBJ0
2) LH 2.2 08/23/17, C#50540RAK8
3) HUM 7.2 06/15/18, C#444859AY8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $633,397,112.16

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
355,000 bonds @ $99.772 = $354,190.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.772 = $24,943,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Morgan Stanley	Wells Fargo & Co
	Co-Managers	KKR Capital Markets
	Mitsubishi UFJ Securities	Mizuho Securities
	U.S. Bancorp Investments, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Walgreen Co.
(3)	Title of Securities: WAG 3.1 09/15/22
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $1,200,000,000
(6)	Unit Price of Offering: $99.889
Comparable Securities
1) Target, C#87612EAZ9
2) Advance Auto Parts, C#00751YAB2
3) Macys Retail Holdings, C#55616XAF4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $ 634,117,720.44
(11)	Price Paid per Unit: $99.889
(12)	Total Price Paid by Portfolio:
710,000 bonds @ $99.889 = $709,211.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.889= $29,966,700

1

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Morgan Stanley	Wells Fargo & Co
	Co-Managers	KKR Capital Markets
	Mitsubishi UFJ Securities	Mizuho Securities
	U.S. Bancorp Investments, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Walgreen Co.
(3)	Title of Securities: WAG 1.8 09/15/17
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.790
Comparable Securities
1) Walmart, C#931142DC4
2) Darden Restaurants Inc., C#237194AG0
3) Macy’s retail Holdings, C#314275AA6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $634,117,720.44
(11)	Price Paid per Unit: $99.79
(12)	Total Price Paid by Portfolio:
885,000 bonds @ $99.79 = $883,141.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.79 = $33,928,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Morgan Stanley	Wells Fargo & Co
	Co-Managers	KKR Capital Markets
	Mitsubishi UFJ Securities	Mizuho Securities
	U.S. Bancorp Investments, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Walgreen Co.
(3)	Title of Securities: WAG 4.4 09.15.42
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.192
Comparable Securities
1) Darden Restaurants Inc, C#237194AH8
2) Macys Retail Holdings, C#55616XAG2
3) CVS Caremark, C#126650BX7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $634,117,720.44
(11)	Price Paid per Unit: $99.192
(12)	Total Price Paid by Portfolio:
355,000 bonds @ $99.192 = $352,131.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.192= $9,919,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	BofA Merrill Lynch	Citigroup
	DNB Markets	J.P. Morgan
Wells Fargo Securities
	Co-Manager(s)	Credit Agricole CIB
	Credit Suisse	Mitsubishi UFJ Securities
	Morgan Stanley	Standard Chartered Bank
(2)	Names of Issuers: Transocean Inc.
(3)	Title of Securities: RIG 2.5 10/15/17
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.714
Comparable Securities
1) Marathon Oil Corp – C# 565849AD8
2) Anadarko Petroleum Corp - C# 032511AX5
3) Valero Energy Corp – C# 91913YAM2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 39
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $ 634,117,720.44
(11)	Price Paid per Unit: $99.714
(12)	Total Price Paid by Portfolio:
710,000 bonds @ $99.714 = $707,969.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.714 = $19,942,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	JP Morgan	RBS
Wells Fargo Securities
(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 3.25 09/15/22
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.442
Comparable Securities
1) Kellogg, C#487836BJ6
2) Kraft Foods, C#50075BNA1
3) Ralcorp Holdings, C#751028AF8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 41
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $ 634,117,720.44
(11)	Price Paid per Unit: $99.442
(12)	Total Price Paid by Portfolio:
425,000 bonds @ $99.442 = $422,628.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.442 = $11,933,040.00
(14)	% of Portfolio Assets Applied to Purchase
0.067%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Sole Lead Manager-Books
RBS
Senior Co-Managers
	Citigroup	Wells Fargo Securities
	Co-Managers	BMO Capital Markets
	nabSecurities, LLC	BNY Mellon Capital Markets, LLC
	RBC Capital Markets	CIBC
	TD Securities	HSBC
UBS Investment Bank
(2)	Names of Issuers: The Royal Bank of Scotland Group plc
(3)	Title of Securities: RBS 2.55 09/18/15
(4)	Date of First Offering: 09/11/12
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.943
Comparable Securities
1) Barclays Bank, C#06741JS26
2) BNP Paribas, C#05567LG68
3) Deutsche Bank, 2515A14E8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).
(8)	Years of Issuer’s Operations: 285
(9)	Trade Date: 09/11/12
(10)	Portfolio Assets on Trade Date: $ 634,945,474.70
(11)	Price Paid per Unit: $99.943
(12)	Total Price Paid by Portfolio:
1,415,000 bonds @ $99.943 = $1,414,193.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.943 = $44,974,350.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
285 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/11/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup	JP Morgan
	Co-Managers	BB&T Capital Markets
	Lloyds Securities, Inc.	BMO Capital Markets
	PNC Capital Markets LLC	Mizuho Securities USA
	Rabo Securities USA, Inc.	Fifth Third Securities, Inc.
	U.S. Bancorp Investments, Inc.	HSBC Securities (USA) Inc.
	Wells Fargo Securities, LLC	ING Financial Markets LLC
(2)	Names of Issuers: Ingredion
(3)	Title of Securities: INGR 1.8 09/25/17
(4)	Date of First Offering: 09/17/12
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.438
Comparable Securities
1) Conagra Foods, C#205887BG6
2) Pepsico, C#713448CB2
3) Phillip Morris, C#718172AS8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 106
(9)	Trade Date: 09/17/12
(10)	Portfolio Assets on Trade Date: $639,621,599.38
(11)	Price Paid per Unit: $99.438
(12)	Total Price Paid by Portfolio: 535,000 bonds @ $99.438 = $531,993.30
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.438 = $14,915,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
106 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	US Bancorp Investments Inc	Wells Fargo Securities LLC
	Co-Managers	BB&T Capital Markets
	BNY Melon Capital Markets	Comerica Securities, Inc.
	Keefe, Bruyette & Woods, Inc.	KeyBanc Capital Markets, Inc.
	Morgan Keegan & Company, Inc.	SunTrust Robinson Humphrey, Inc.
(2)	Names of Issuers: Torchmark Corporation
(3)	Title of Securities: TMK 3.8 09/15/22
(4)	Date of First Offering: 09/17/12
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.705
Comparable Securities
1) American International Group, C#026874CU9
2) Aflac, C#001055AJ1
3) Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 112
(9)	Trade Date: 09/17/12
(10)	Portfolio Assets on Trade Date: $639,621,599.38
(11)	Price Paid per Unit: $99.705
(12)	Total Price Paid by Portfolio:
355,000 bonds @ $99.705 = $353,952.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.705 = $14,955,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
Wells Fargo Securities
	Co-Managers	DNB Markets, Inc.
	Mitsubishi UFJ Securities (USA), Inc.	RBS Securities, Inc.
U.S. Bancorp Investments, Inc.
(2)	Names of Issuers: FMC Technologies, Inc.
(3)	Title of Securities: FTI 2 10/01/17
(4)	Date of First Offering: 09/18/12
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.767
Comparable Securities
1) Cameron International, C#13342BAH8
2) Total Capital International, C#89153VAC3
3)
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 11 years
(9)	Trade Date: 09/18/12
(10)	Portfolio Assets on Trade Date: $640,666,654.66
(11)	Price Paid per Unit: $99.767
(12)	Total Price Paid by Portfolio: 425,000 bonds @ $99.767 = $424,009.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.767 = $23,944,080
(14)	% of Portfolio Assets Applied to Purchase
0.066%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
Wells Fargo Securities
	Co-Managers	DNB Markets, Inc.
	Mitsubishi UFJ Securities (USA), Inc.	RBS Securities, Inc.
U.S. Bancorp Investments, Inc.
(2)	Names of Issuers: FMC Technologies, Inc.
(3)	Title of Securities: FTI 3.45 10/01/22
(4)	Date of First Offering: 09/18/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.915
Comparable Securities
1) Cenovus Energy, C#15135UAG4
2) Cameron International Corporation, C#13342BAJ4
3) Husky Energy Inc., C#448055AJ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 11 years
(9)	Trade Date: 09/18/12
(10)	Portfolio Assets on Trade Date: $640,666,654.66
(11)	Price Paid per Unit: $99.915
(12)	Total Price Paid by Portfolio: 710,000 bonds @ $99.915 = $709,396.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.915 = $24,978,750.00
(14)	% of Portfolio Assets Applied to Purchase
0.111%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup Global Markets Inc
	ING Groep NV	JP Morgan Securities
Morgan Stanley
Co-Managers
(2)	Names of Issuers: ING Bank NV
(3)	Title of Securities: INTNED 2 09/25/15
(4)	Date of First Offering: 09/18/12
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.711
Comparable Securities
1) Lloyds Money Center Banks, C#539473AQ1
2) Citigroup, C#172967FY2
3) Goldman Sachs, C#38141GGT5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 21 years
(9)	Trade Date: 09/18/12
(10)	Portfolio Assets on Trade Date: $640,666,564.66
(11)	Price Paid per Unit: $99.711
(12)	Total Price Paid by Portfolio:
1,525,000 bonds @ $99.711 = $1,520,592.72
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
54,000,000 bonds @ $99.711 = $53,843,940.00
(14)	% of Portfolio Assets Applied to Purchase
0.237%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
Deutsche Bank Securities
	Co-Managers	PNC Capital Markets LLC
	Wells Fargo Securities	HSBC
	BMO Capital Markets	Mitsubishi UFJ Securities
	Santander Investment Securities	RBS
	Scotiabank	SunTrust Robinson Humphrey
The Williams Capital Group, L/P/
(2)	Names of Issuers: Church & Dwight Co., Inc.
(3)	Title of Securities: CHD 2.875 10/01/22
(4)	Date of First Offering: 09/19/12
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.905
Comparable Securities
1) Kimberly-Clark Corporation, C#494368BH5
2) Procter & Gamble, C#742718DY2
3) Philips Electronics NV, 500472AF2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 116 years
(9)	Trade Date: 09/19/12
(10)	Portfolio Assets on Trade Date: $641,925,163.55
(11)	Price Paid per Unit: $99.905
(12)	Total Price Paid by Portfolio: 540,000 bonds @ $99.905 = $539,487.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.905 = $14,985,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
116 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/19/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	CIBC	UBS Investment Bank
Wells Fargo Securities
	Co-Managers	Barclays
	HSBC	Deutsche Bank Securities
	J.P. Morgan	Credit Suisse
	BofA Merrill Lynch	Goldman, Sachs & Co.
Morgan Stanley
(2)	Names of Issuers: Canadian Imperial Bank of Commerce
(3)	Title of Securities: CM 0.9 10/01/15
(4)	Date of First Offering: 09/24/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.97
Comparable Securities
1) Westpac Banking Corp., C#961214BV4
2) Toronto-Dominion Bank, C#89114QAE8
3) Bank of NY Mellon, C#06406HBZ1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 145 years
(9)	Trade Date: 09/24/12
(10)	Portfolio Assets on Trade Date: $644,081,907.27
(11)	Price Paid per Unit: $99.97
(12)	Total Price Paid by Portfolio: 900,000 bonds @ $99.97 = $899,730.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.97 = $26,991,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.14%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
145 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/24/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Wells Fargo Securities	Barclays
	J.P. Morgan	Deutsche Bank
	Co-Managers	DNB Markets
	HSBC	Mizuho Securities
	Mitsubishi UFJ Securities	RBS
US Bancorp
(2)	Names of Issuers: Watson Pharmaceuticals, Inc.
(3)	Title of Securities: WPI 3.25 10/01/22
(4)	Date of First Offering: 09/27/12
(5)	Amount of Total Offering: $1,700,000,000
(6)	Unit Price of Offering: $99.165
Comparable Securities
1) Celgene Corporation, C#151020AH7
2) Merck & Co., 589331AT4
3) Amgen, C#031162BM1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 09/27/12
(10)	Portfolio Assets on Trade Date: $645,394,177.87
(11)	Price Paid per Unit: $99.165
(12)	Total Price Paid by Portfolio:
716,000 bonds @ $99.165 = $710,021.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $99.165 = $37,682,700

1

(14)	% of Portfolio Assets Applied to Purchase
0.11%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/24/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Wells Fargo Securities	Barclays
	J.P. Morgan	Mitsubishi UFJ Securities
	Co-Managers	Deutsche Bank Securities
	DNB Markets	HSBC
	Mizuho Securities	RBS
US Bancorp
(2)	Names of Issuers: Watson Pharmaceuticals, Inc.
(3)	Title of Securities: WPI 1.875 10/01/17
(4)	Date of First Offering: 09/27/12
(5)	Amount of Total Offering: $1,200,000,000
(6)	Unit Price of Offering: $99.541
Comparable Securities
1) Celgene Corporation, C#151020AG9
2) Cardinal Health Inc., C#14149YAU2
3) Amgen, C#031162BL3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 09/27/12
(10)	Portfolio Assets on Trade Date: $645,394,177.87
(11)	Price Paid per Unit: $99.541
(12)	Total Price Paid by Portfolio:
894,000 bonds @ $99.541 = $889,896.54
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.541 = $51,761,320.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.138%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Wells Fargo Securities	Barclays
	J.P. Morgan	Mizuho Securities
	Co-Managers	Deutsche Bank
	DNB Markets	HSBC
	Mitsubishi UFJ Securities	RBS
US Bancorp
(2)	Names of Issuers: Watson Pharmaceuticals, Inc.
(3)	Title of Securities: WPI 4.625 10/01/42
(4)	Date of First Offering: 09/27/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $98.516
Comparable Securities
1) Astrazeneca, #046353AG3
2) Merck & Co., 589331AS6
3) Amgen, C#031162BK5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 09/27/12
(10)	Portfolio Assets on Trade Date: $645,394,177.87
(11)	Price Paid per Unit: $98.516
(12)	Total Price Paid by Portfolio:
537,000 bonds @ $98.516 = $529,030.92
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $98.516 = $22,658,680.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Credit Suisse
	JP Morgan	Morgan Stanley
RBC Capital Markets

	Co-Manager(s)	Allen & Co
	Barclays Capital	BNP Paribas Securities Corp
	Broadpoint Capital Inc	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	DNB Nor Markets Inc
	Drexel Hamilton LLC	Goldman Sachs & Co
	Lebenthal & Co Inc	Lloyds Securities Inc
	Loop Capital Markets LLC	Merrill Lynch Pierce Fenner & Smith
	MFR Securities Inc	Mizuho Securities USA Inc
	PNC Capital Markets	RBS Securities Inc
	Samuel A Ramirez & Co Inc	Santander Investment Securitie
	SMBC Nikko Capital Markets Ltd	SunTrust Robinson Humphrey Inc
	TD Securities USA LLC	UBS Securities LLC
	US Bancorp Investments Inc	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal Media LLC

(3)	Title of Securities: CMCSA 4.45 01/15/43

(4)	Date of First Offering: 09/28/12

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.659

Comparable Securities
1) CBS Corporation, C#124857AJ2
2) DIRECTV Holdings, C#25459HAZ8
3) Comcast Corporation, C#20030NBE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/28/12

1

(10) Portfolio Assets on Trade Date: $645,822,938.73

(11)	Price Paid per Unit: $99.659

(12)	Total Price Paid by Portfolio:
731,000 bonds @ $99.659 = $728,507.29

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,500,000 bonds @ $99.659 = $27,406,225.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Credit Suisse
	JP Morgan	Morgan Stanley
RBC Capital Markets

	Co-Manager(s)	Allen & Co
	Barclays Capital	BNP Paribas Securities Corp
	Broadpoint Capital Inc	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	DNB Nor Markets Inc
	Drexel Hamilton LLC	Goldman Sachs & Co
	Lebenthal & Co Inc	Lloyds Securities Inc
	Loop Capital Markets LLC	Merrill Lynch Pierce Fenner & Smith
	MFR Securities Inc	Mizuho Securities USA Inc
	PNC Capital Markets	RBS Securities Inc
	Samuel A Ramirez & Co Inc	Santander Investment Securitie
	SMBC Nikko Capital Markets Ltd	SunTrust Robinson Humphrey Inc
	TD Securities USA LLC	UBS Securities LLC
	US Bancorp Investments Inc	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal Media LLC

(3)	Title of Securities: CMCSA 2.875 01/15/23

(4)	Date of First Offering: 09/28/12

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities
1) Viacom, Inc., C# 92553PAM4
2) Thomas Reuters, C#884903BKO
3) Omnicom Group, C#681919AZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/28/12

1

(10) Portfolio Assets on Trade Date: $645,822,938.73

(11)	Price Paid per Unit: $99.817

(12)	Total Price Paid by Portfolio:
1,096,000 bonds @ $99.817 = $1,093,994.32

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
49,000,000 bonds @ $99.817 = $48,910,330.00

(14)	% of Portfolio Assets Applied to Purchase
0.169%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,		Goldman Sachs & Co,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner & Sm,
	Morgan Stanley & Co Inc,	RBC Capital Markets LLC,
SunTrust Robinson Humphrey Inc,		Wells Fargo Securities LLC
(2)	Names of Issuers: HEALTHSOUTH CORP 5.75%
(3)	Title of Securities: HLS 5.75%
(4)	Cusip: 421924BK6
(5)	Date of First Offering: 9/6/2012
(6)	Amount of Total Offering: 275,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
MPT OP PTNR/FINL	6.375%	02/15/2022	Health Facilities	5.377%
HCA INC	5.875%	03/15/2022	Health Facilities	4.764%
CHS/COMMUNITY
HEALTH SYS	7.125%,	07/15/2020	Health Facilities	5.748%
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/6/12
(11)	Portfolio Assets on Trade Date: $661,404,270
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 950,000 bonds @ $100= $950,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100= $5,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1436%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	RBS Securities Corp,	Wells Fargo Securities LLC
	Co-Managers:	JP Morgan Securities,
	US Bancorp Investments Inc,	Bank of Oklahoma,
Comerica Bank
(2)	Names of Issuers: HILAND PART LP/CORP 7.25%
(3)	Title of Securities: HLND 7.25%
(4)	Cusip: 43129TAA0
(5)	Date of First Offering: 9/11/2012
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
KEY ENERGY			Oil Field Equipment
SERVICES INC	6.75%	03/01/2021	& Services	6.512%
Oil Field Equipment
CGG VERITAS	7.75%	05/15/2017	& Services	5.679%
ATWOOD			Oil Field Equipment
OCEANICS INC	6.5%	02/01/2020	& Services	5.025%
(8)	Underwriting Spread or Commission: 1.915%,
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/11/12
(11)	Portfolio Assets on Trade Date: $664,718,859
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 190,000 bonds @ $100= $190,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100= $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.0286%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/11/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan,	Morgan Stanley,
	RBC Capital Markets,	SunTrust Robinson Humphrey Inc

	Co-Managers:	BNP Paribas,
	Fifth Third Securities Inc,	Mitsubishi UFJ Securities USA Inc,
	Mizuho Securities USA Inc,	Wells Fargo Securities LLC

(2)	Names of Issuers: NCR CORP 5%

(3)	Title of Securities: NCR 5%

(4)	Cusip: 62886EAE8

(5)	Date of First Offering: 9/12/2012

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Technology &
Electronics -
UNISYS CORP	12.5	01/15/2016	Software/Services	3.844
Technology &
Electronics -
NOKIA CORP	6.625	05/15/2039	Electronics	8.673
Technology &
JABIL CIRCUIT			Electronics -
INC	5.625	12/15/2020	Electronics	4.635

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/12/12

(11)	Portfolio Assets on Trade Date: $666,542,075

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100= $200,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.03%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan Securities,
Wells Fargo Securities LLC
(2)	Names of Issuers: FOREST OIL CORPORATION 7.5%
(3)	Title of Securities: FST 7.5%
(4)	Cusip: 346091BF7
(5)	Date of First Offering: 9/12/2012
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Energy -
EV ENERGY			Exploration &
PARTNERS/FINAN	8%	04/15/2019	Production	7.224%
Energy -
QUICKSILVER			Exploration &
RESOURCES IN	7.125%	04/01/2016	Production	14.646%
Energy -
MCMORAN			Exploration &
EXPLORATION CO	11.875%	11/15/2014	Production	7.81%
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/12/12
(11)	Portfolio Assets on Trade Date: $666,542,075
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 775,000 bonds @ $100= $775,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1163%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Credit Suisse,	Deutsche Bank Securities Inc,
	HSBC Securities,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

	Co-Managers:	Bank of America Merrill Lynch,
Goldman Sachs & Co

(2)	Names of Issuers: FIRST DATA CORPORATION 6.75%

(3)	Title of Securities: FDC 6.75%

(4)	Cusip: 319963BE3

(5)	Date of First Offering: 8/2/2012

(6)	Amount of Total Offering: 1,300,000,000

(7)	Unit Price of Offering: 99.193

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Technology &
Electronics-
UNISYS CORP	12.5%	01/15/2016	Software/Services	3.844%
Technology &
Electronics -
NOKIA CORP	6.625%	05/15/2039	Electronics	8.673%
Technology &
JABIL CIRCUIT			Electronics-
INC	5.625%	12/15/2020	Electronics	4.635%

(8)	Underwriting Spread or Commission: 1.20%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/13/12

(11)	Portfolio Assets on Trade Date: $667,004,366

(12)	Price Paid per Unit: 100.75

1

(13)	Total Price Paid by Portfolio: 1,450,000 bonds @ $100.75 = $1,460,875

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $100.75= $6,045,000

(15)	% of Portfolio Assets Applied to Purchase
0.219%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/13/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse,
	Goldman Sachs & Co,	Macquarie Bank Equities (USA) Inc,
	Natixis Securities North America I,	RBC Capital Markets,
	UBS Securities LLC,	Wells Fargo Securities LLC
(2)	Names of Issuers: DJO FIN LLC/DJO FIN CORP 9.875%
(3)	Title of Securities: DJO 9.875%
(4)	Cusip: 23327BAK9
(5)	Date of First Offering: 9/14/2012
(6)	Amount of Total Offering: 440,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ALERE INC	7.875	02/01/2016	Medical Products	5.753
TELEFLEX INC	6.875	06/01/2019	Medical Products	5.039
BIOMET INC	6.5	08/01/2020	Medical Products	5.758
(8)	Underwriting Spread or Commission: 1.795%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/14/12
(11)	Portfolio Assets on Trade Date: $669,245,511
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100= $275,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100= $1,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.0411%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse,
	Goldman Sachs & Co,	Macquarie Bank Equities (USA) Inc,
	Natixis Securities North America I,	RBC Capital Markets,
	UBS Securities LLC,	Wells Fargo Securities LLC
(2)	Names of Issuers: DJO FIN LLC/DJO FIN CORP 8.75%
(3)	Title of Securities: DJO 8.75%
(4)	Cusip: 23327BAG8
(5)	Date of First Offering: 9/14/2012
(6)	Amount of Total Offering: 330,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ALERE INC	7.875	02/01/2016	Medical Products	5.753
TELEFLEX INC	6.875	06/01/2019	Medical Products	5.039
BIOMET INC	6.5	08/01/2020	Medical Products	5.758
(8)	Underwriting Spread or Commission: 1.795%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/14/12
(11)	Portfolio Assets on Trade Date: $669,245,511
(12)	Price Paid per Unit: 106.75
(13)	Total Price Paid by Portfolio: 100,000 bonds @ $106.75 = $106,750
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $106.75= $266,875
(15)	% of Portfolio Assets Applied to Purchase
0.0399%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Credit Suisse,
	Deutsche Bank Securities Inc,	Morgan Stanley,
Wells Fargo & Co
Co-Managers:
(2)	Names of Issuers: UNIVISION COMMUNICATIONS 6.75%
(3)	Title of Securities: UVN 6.75%
(4)	Cusip: 914906AP7
(5)	Date of First Offering: 9/14/2012
(6)	Amount of Total Offering: 1,225,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
TOWNSQUARE
RADIO LLC/INC	9	04/01/2019	Media - Broadcast	7.256
SIRIUS XM RADIO
INC	5.25	08/15/2022	Media – Broadcast	5.21
SPANISH
BROADCASTING
SYS	12.5	04/15/2017	Media – Broadcast	9.75
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/14/12
(11)	Portfolio Assets on Trade Date: $669,245,520
(12)	Price Paid per Unit: 102.875
(13)	Total Price Paid by Portfolio: 975,000 bonds @ $102.875= $1,003,031.25

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,000 bonds @ $102.875= $2,571,875

(15)	% of Portfolio Assets Applied to Purchase
0.1499%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
JP Morgan Securities
	Co Manager:	Deutsche Bank Securities Inc,
Wells Fargo Securities LLC
(2)	Names of Issuers: RYLAND GROUP 5.375%
(3)	Title of Securities: RYL 5.375%
(4)	Cusip: 783764AR4
(5)	Date of First Offering: 9/18/2012
(6)	Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Building &
KB HOME	7.5	09/15/2022	Construction	6.364
Building &
LENNAR CORP	4.75	12/15/2017	Construction	4.052
TOLL BROS			Building &
FINANCE CORP	5.875	02/15/2022	Construction	5.411
(8)	Underwriting Spread or Commission: 1.375%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/18/12
(11)	Portfolio Assets on Trade Date: $670,609,776
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100 = $400,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0596%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America,	Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Goldman Sachs & Co,	JP Morgan Securities,
Wells Fargo Securities LLC

	Co Managers	HSBC Securities,
	ING Financial Markets,	Natixis Securities North America,
	RBC Capital Markets,	SMBC Nikko Securities America Inc,
	UBS Securities LLC,	Goldman Sachs & Co

(2)	Names of Issuers: BIOMET INC 6.5%

(3)	Title of Securities: BMET 6.5%

(4)	Cusip: 090613AF7

(5)	Date of First Offering: 9/18/2012

(6)	Amount of Total Offering: 1,825,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Par
	Wtd	Maturity	ML Industry	Yld to
Description	Coupon	Date	Lvl 4	Worst
Healthcare -
Medical
ALERE INC	7.875%	02/01/2016	Products	6.119%
Healthcare -
HEALTH NET INC	6.375%	06/01/2017	Managed Care	5.595%
Healthcare -
CENTENE CORP	5.75%	06/01/2017	Managed Care	4.61%

(8)	Underwriting Spread or Commission: 0.7%.

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/18/2012

(11)	Portfolio Assets on Trade Date: $670,609,776

1

(12)	Price Paid per Unit: 105

(13)	Total Price Paid by Portfolio: 3,750,000 bonds @ $105 = $393,750

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @$105 = $2,100,000

(15)	% of Portfolio Assets Applied to Purchase
0.0587%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Goldman Sachs & Co,
JP Morgan Securities
Co Manager:		Citigroup Global Markets Inc,
Credit Suisse,		Deutsche Bank Securities Inc,
HSBC Securities,		Morgan Stanley,
	RBC Capital Markets,	Wells Fargo Securities LLC
(2)	Names of Issuers: NIELSEN FINANCE LLC/CO 4.5%
(3)	Title of Securities: NLSN 4.5%
(4)	Cusip: 65409QAZ5
(5)	Date of First Offering: 9/18/2012
(6)	Amount of Total Offering: 800,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CCO HLDGS
LLC/CAP CORP	7	01/15/2019	Media- Media-Cable	4.346
Media- Media -
BELO CORP	8	11/15/2016	Broadcast	2.445
CABLEVISION			Media - Media-
SYSTEMS CORP	7.75	04/15/2018	Cable	5.473
(8)	Underwriting Spread or Commission: 1.375%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/18/12
(11)	Portfolio Assets on Trade Date: $670,609,776
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100 = $200,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0298%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
Wells Fargo Securities LLC
(2)	Names of Issuers: GRAY TELEVISION INC 7.5%
(3)	Title of Securities: GTN 7.5%
(4)	Cusip: 389375AF3
(5)	Date of First Offering: 9/24/2012
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 99.266
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CCO HLDGS
LLC/CAP CORP	7	01/15/2019	Media- Media-Cable	4.346
Media- Media -
BELO CORP	8	11/15/2016	Broadcast	2.445
CABLEVISION			Media - Media-
SYSTEMS CORP	7.75	04/15/2018	Cable	5.473
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/24/12
(11)	Portfolio Assets on Trade Date: $669,756,766
(12)	Price Paid per Unit: 99.266
(13)	Total Price Paid by Portfolio: 3,700,000 bonds @ $99.266= $3,672,842
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.266 = $14,889,900
(15)	% of Portfolio Assets Applied to Purchase: 0.5484%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/24/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	BMO Capital Markets,	Jefferies & Co,
	JP Morgan Securities,	UBS Securities LLC,
Wells Fargo Securities LLC
	Co Manager:	KeyBanc Capital Markets,
	Macquarie Capital USA Inc,	PNC Capital Markets,
Stephens Inc
(2)	Names of Issuers: RYERSON INC 9%
(3)	Title of Securities: RYI 9%
(4)	Cusip: 78375RAA1
(5)	Date of First Offering: 9/27/2012
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Steel
US STEEL CORP	7.5	03/15/2022	Producers/Products	7.688
Steel
AK STEEL CORP	8.375	04/01/2022	Producers/Products	10.859
COMMERCIAL			Steel
METALS CO	7.35	08/15/2018	Producers/Products	6.625
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/27/12
(11)	Portfolio Assets on Trade Date: $668,104,689
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0973%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Credit Suisse,
	RBS Securities Corp,	Wells Fargo & Co
(2)	Names of Issuers: NATIONSTAR MORT/CAP CORP 7.875
(3)	Title of Securities: NMS 7.875
(4)	Cusip: 63860UAG5
(5)	Date of First Offering: 9/19/2012
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Cons/Comm/Lease
CIT GROUP INC	7.375	08/15/2022	Financing	4.465
Cons/Comm/Lease
INTL LEASE FIN	8.625	01/15/2022	Financing	5.613
Cons/Comm/Lease
CIT GROUP INC	4.25	08/15/2017	Financing	3.435
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/19/12
(11)	Portfolio Assets on Trade Date: $671,272,600
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100= $200,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100= $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0298%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/19/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
Citigroup Global Markets Inc,		Deutsche Bank Securities Inc,
	JP Morgan Securities,	RBS Securities Inc,
	TD Securities USA LLC,	Wells Fargo Securities LLC,
Raymond James & Associates Inc,		SunTrust Robinson Humphrey Inc
(2)	Names of Issuers: SBA TELECOMMUNICATIONS 5.75%
(3)	Title of Securities: SBAC 5.75%
(4)	Cusip: 78388JAP1
(5)	Date of First Offering: 9/20/2012
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
METROPCS
WIRELESS INC	7.875%	09/01/2018	Telecom - Wireless	6.117%
NII CAPITAL CORP	7.625%	4/1/2021	Telecom - Wireless	13.188%
GEOEYE INC	8.625%	10/01/2016	Telecom - Wireless	4.868%
(8)	Underwriting Spread or Commission: 1.48%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/20/12
(11)	Portfolio Assets on Trade Date: $670,890,757
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 190,000 bonds @ $100= $190,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $100= $11,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0283%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/20/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Credit Suisse Securities USA LLC,	JP Morgan Securities,
	Merrill Lynch Pierce Fenner & Smi,	SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC
	Co Manager:	HSBC Securities,
US Bancorp Investments Inc
(2)	Names of Issuers: BRISTOW GROUP INC 6.25
(3)	Title of Securities: BRS 6.25
(4)	Cusip: 110394AE3
(5)	Date of First Offering: 9/27/2012
(6)	Amount of Total Offering: 450,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
KEY ENERGY			Oil Field Equipment
SERVICES INC	6.75%	03/01/2021	& Services	6.48%
Oil Field Equipment
CGG VERITAS	7.75%	05/15/2017	& Services	4.5%
ATWOOD			Oil Field Equipment
OCEANICS INC	6.5%	02/01/2020	& Services	4.927%
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/27/12
(11)	Portfolio Assets on Trade Date: $668,390,116
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 600,000 bonds @ $100= $600,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100= $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0898%%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse Securities USA LLC,
Wells Fargo Securities LLC
	Co Manager:	Morgan Stanley,
	SunTrust Robinson Humphrey,	UBS Securities LLC
(2)	Names of Issuers: TW TELECOM HOLDINGS INC 5.375%
(3)	Title of Securities: TWTC 5.375%
(4)	Cusip: 87311XAC2
(5)	Date of First Offering: 9/27/2012
(6)	Amount of Total Offering: 480,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Telecom -
FRONTIER COMM	7.125	01/15/2023	Integrated/Services	6.353%
Telecom -
EQUINIX INC	7	7/6/2011	Integrated/Services	4.433%
Telecom -
CENTURYLINK	5.8%	03/15/2022	Integrated/Services	5.016%
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/27/12
(11)	Portfolio Assets on Trade Date: $668,390,116
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100= $400,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100= $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0598%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan Securities,
Wells Fargo Securities LLC
	Co Manager:	Fifth Third Securities Inc,
PNC Capital Markets
(2)	Names of Issuers: WOLVERINE WORLD WIDE 6.125%
(3)	Title of Securities: WWW 6.125%
(4)	Cusip: 978097AA1
(5)	Date of First Offering: 9/27/2012
(6)	Amount of Total Offering: 375,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
FIFTH & PACIFIC
CO INC	10.5	04/15/19	Apparel/Textiles	6.446
HANESBRANDS
INC	6.375	12/15/2020	Apparel/Textiles	4.418
JONES GRP	6.875	3/15/19	Apparel/Textiles	6.436
(8)	Underwriting Spread or Commission: 1.875%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/27/12
(11)	Portfolio Assets on Trade Date: $668,390,116
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 210,000 bonds @ $100= $210,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0314%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	Credit Suisse Securities USA LLC,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner & Smi,
	RBS Securities Inc,	SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC
	Co Manager:	Comerica Securities,
Natixis Securities North America
(2)	Names of Issuers: REGENCY ENERGY PARTNERS 5.5%
(3)	Title of Securities: RGP 5.5%
(4)	Cusip: 75886AAG3
(5)	Date of First Offering: 9/27/2012
(6)	Amount of Total Offering: 700,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NUSTAR
LOGISTICS	4.75	02/01/2022	Gas Distribution	5.195
NISKA GAS
STORAG	8.875	03/15/2018	Gas Distribution	7.606
NGPL PIPECO LLC	9.625	6/1/19	Gas Distribution	5.953
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 9/27/12
(11)	Portfolio Assets on Trade Date: $668,390,116
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 425,000 bonds @ $100= $425,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0636%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Deutsche Bank Securities
	RBS	Wells Fargo Securities
	Co-Manager(s)	Citigroup
	Credit Suisse	Morgan Stanley
RBC Capital Markets
(2)	Names of Issuers: AmeriCredit Financial Services, Inc.
(3)	Title of Securities: AMCAR 2012-4 A2
(4)	Date of First Offering: 09/05/12
(5)	Amount of Total Offering: $462,000,000
(6)	Unit Price of Offering: $99.99656
Comparable Securities
1) Discover Card Master Trust, C#254683AQ8
2) Discover Card Master Trust, C#254683AR6
3) American Express Credit Account Master Trust, C#02582JFX3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 20
(9)	Trade Date: 09/05/12
(10)	Portfolio Assets on Trade Date: $1,748,075,631.75
(11)	Price Paid per Unit: $99.99656
(12)	Total Price Paid by Portfolio:
2,144,000 bonds @ $99.99656 = $2,143,926.25
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.99656 = $41,998,555.20
(14)	% of Portfolio Assets Applied to Purchase: 0.123%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Deutsche Bank Securities
	RBS	Wells Fargo Securities
	Co-Manager(s)	Citigroup
	Credit Suisse	Morgan Stanley
RBC Capital Markets
(2)	Names of Issuers: AmeriCredit Financial Services, Inc.
(3)	Title of Securities: AMCAR 2012-4 A3
(4)	Date of First Offering: 09/05/12
(5)	Amount of Total Offering: $270,280,000
(6)	Unit Price of Offering: $99.98423
Comparable Securities
1) Discover Card Master Trust, C#254683AQ8
2) Discover Card Master Trust, C#254683AR6
3) American Express Credit Account Master Trust, C#02582JFX3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 20
(9)	Trade Date: 09/05/12
(10)	Portfolio Assets on Trade Date: $1,748,075,631.75
(11)	Price Paid per Unit: $99.98423
(12)	Total Price Paid by Portfolio:
1,949,000 bonds @ $99.98423 = $1,948,692.64
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.98423 = $19,996,846.00
(14)	% of Portfolio Assets Applied to Purchase: 0.111%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	Citigroup	J.P. Morgan
	UBS Investment Bank	Wells Fargo Securities
	RBC Capital Markets	Mitsubishi UFJ Securities
	Societe Generale	US Bancorp .

	Co-Managers:	Allen & Company, LLC
	ANZ Securities	BB&T Capital Markets
	BMO Capital Markets Corporation	Comerica Securities
	Credit Suisse	Deutsche Bank Securities
	DNB Markets	Goldman, Sachs & Co.
Scotiabank

(2)	Names of Issuers: EOG Resources, Inc.

(3)	Title of Securities: EOG 2.625 03/15/23

(4)	Date of First Offering: 9/05/12

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.381

Comparable Securities
1) Occidental Petroleum, C#674599CE3
2) Apache Corporation, C#037411AZ8
3) Devon Energy Corporation, C#25179MAP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 13

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $1,748,075,631.75

(11)	Price Paid per Unit: $99.381

(12)	Total Price Paid by Portfolio:
1,460,000 bonds @ $99.381 = $1,450,962.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.381 = $17,888,580.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 4.4% 5/15/42 TAP
(4)	Date of First Offering: 9/05/12
(5)	Amount of Total Offering: $225,000,000
(6)	Unit Price of Offering: $104.922
Comparable Securities
1) MetLife, C#59156RAY4
2) Prudential, C#74432QBU8
3) AIG, C#026874BE6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 173
(9)	Trade Date: 9/05/12
(10) Portfolio Assets on Trade Date: $1,748,075,631.75
(11)	Price Paid per Unit: $104.922
(12)	Total Price Paid by Portfolio:
975,000 bonds @ $104.922 = $1,037,527.83
(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $104.922 = $10,641,311.11
(14)	% of Portfolio Assets Applied to Purchase
0.059%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
173 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Citigroup	Credit Suisse
	Deutsche Bank Securities	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	BB&T Capital Markets
	BNY Mellon Capital Markets, LLC	Fifth Third Securities, Inc.
	Huntington Investment Company	J. P. Morgan Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets, LLC
	SMBC Nikko	SunTrust Robinson Humphrey
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 1.25 09/10/15

(4)	Date of First Offering: 09/05/12

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities
1) UnitedHealth Group, C#91324PBS0
2) Laboratory Corp. of America Holdings, C#50540RAH5
3) Humana, C#444859AV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $1,748,075,631.75

(11)	Price Paid per Unit: $99.959

(12)	Total Price Paid by Portfolio:
680,000 bonds @ $99.959 = $679,721.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,400,000 bonds @ $99.959 = $14,394,096.00

(14)	% of Portfolio Assets Applied to Purchase
0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Citigroup	Credit Suisse
	Deutsche Bank Securities	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	BB&T Capital Markets
	BNY Mellon Capital Markets, LLC	Fifth Third Securities, Inc.
	Huntington Investment Company	J. P. Morgan Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets, LLC
	SMBC Nikko	SunTrust Robinson Humphrey
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 3.3 01/15/23

(4)	Date of First Offering: 9/05/12

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.663

Comparable Securities
1) UNH 2.875 03/15/22, C#91324PBV3
2) LAB 3.75 08/23/22, C#50540RAL6
3) UNH 3.375 11/21, C#91324PBT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $1,748,075,631.75

(11)	Price Paid per Unit: $99.663

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.663 = $971,714.25

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.663 = $16,942,710.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Citigroup	Credit Suisse
	Deutsche Bank Securities	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	BB&T Capital Markets
	BNY Mellon Capital Markets, LLC	Fifth Third Securities, Inc.
	Huntington Investment Company	J. P. Morgan Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets, LLC
	SMBC Nikko	SunTrust Robinson Humphrey
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 1.875 01/15/18

(4)	Date of First Offering: 09/05/12

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities
1) UNH 6 02/15/18, C#91324PBJ0
2) LH 2.2 08/23/17, C#50540RAK8
3) HUM 7.2 06/15/18, C#444859AY8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/05/12

(10) Portfolio Assets on Trade Date: $1,748,075,631.75

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.772 = $972,777.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.772 = $24,943,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Wells Fargo Securities	Barclays
	J.P. Morgan	Mizuho Securities
	Co-Managers	Deutsche Bank
	DNB Markets	HSBC
	Mitsubishi UFJ Securities	RBS
US Bancorp
(2)	Names of Issuers: Watson Pharmaceuticals, Inc.
(3)	Title of Securities: WPI 4.625 10/01/42
(4)	Date of First Offering: 09/27/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $98.516
Comparable Securities
1) Astrazeneca, #046353AG3
2) Merck & Co., 589331AS6
3) Amgen, C#031162BK5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 09/27/12
(10)	Portfolio Assets on Trade Date: $1,779,951,056.37
(11)	Price Paid per Unit: $98.516
(12)	Total Price Paid by Portfolio:
1,480,000 bonds @ $98.516 = $1,458,036.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $98.516 = $22,658,680

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Morgan Stanley	Wells Fargo & Co
	Co-Managers	KKR Capital Markets
	Mitsubishi UFJ Securities	Mizuho Securities
	U.S. Bancorp Investments, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Walgreen Co.
(3)	Title of Securities: WAG 3.1 09/15/22
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $1,200,000,000
(6)	Unit Price of Offering: $99.889
Comparable Securities
1) Target, C#87612EAZ9
2) Advance Auto Parts, C#00751YAB2
3) Macys Retail Holdings, C#55616XAF4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $1,744,469,809.49
(11)	Price Paid per Unit: $99.889
(12)	Total Price Paid by Portfolio:
1,945,000 bonds @ $99.889 = $1,942,841.05
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.889 = $29,966,700

1

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Morgan Stanley	Wells Fargo & Co
	Co-Managers	KKR Capital Markets
	Mitsubishi UFJ Securities	Mizuho Securities
	U.S. Bancorp Investments, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Walgreen Co.
(3)	Title of Securities: WAG 1.8 09/15/17
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.790
Comparable Securities
1) Walmart, C#931142DC4
2) Darden Restaurants Inc., C#237194AG0
3) Macy’s retail Holdings, C#314275AA6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $1,744,469,809.49
(11)	Price Paid per Unit: $99.79
(12)	Total Price Paid by Portfolio:
2,435,000 bonds @ $99.79 = $2,429,886.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.79 = $33,928,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Morgan Stanley	Wells Fargo & Co
	Co-Managers	KKR Capital Markets
	Mitsubishi UFJ Securities	Mizuho Securities
	U.S. Bancorp Investments, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Walgreen Co.
(3)	Title of Securities: WAG 4.4 09.15.42
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.192
Comparable Securities
1) Darden Restaurants Inc, C#237194AH8
2) Macys Retail Holdings, C#55616XAG2
3) CVS Caremark, C#126650BX7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 111
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $1,744,469,809.49
(11)	Price Paid per Unit: $99.192
(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.192 = $967,122.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.192= $9,919,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	BofA Merrill Lynch	Citigroup
	DNB Markets	J.P. Morgan
Wells Fargo Securities
	Co-Manager(s)	Credit Agricole CIB
	Credit Suisse	Mitsubishi UFJ Securities
	Morgan Stanley	Standard Chartered Bank
(2)	Names of Issuers: Transocean Inc.
(3)	Title of Securities: RIG 2.5 10/15/17
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.714
Comparable Securities
1) Marathon Oil Corp – C# 565849AD8
2) Anadarko Petroleum Corp - C# 032511AX5
3) Valero Energy Corp – C# 91913YAM2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 39
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $1,744,469,809.49
(11)	Price Paid per Unit: $99.714
(12)	Total Price Paid by Portfolio:
1,945,000 bonds @ $99.714 = $1,939,437.30
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.714 = $19,942,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	JP Morgan	RBS
Wells Fargo Securities
(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 3.25 09/15/22
(4)	Date of First Offering: 09/10/12
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.442
Comparable Securities
1) Kellogg, C#487836BJ64
2) Kraft Foods, C#50075NAB1
3) Ralcorp Holdings, C#751028AF8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 41
(9)	Trade Date: 09/10/12
(10)	Portfolio Assets on Trade Date: $1,744,469,809.49
(11)	Price Paid per Unit: $99.442
(12)	Total Price Paid by Portfolio:
1,170,000 bonds @ $99.442 = $1,163,471.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.442 = $11,933,040.00
(14)	% of Portfolio Assets Applied to Purchase
0.067%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Sole Lead Manager-Books
RBS
Senior Co-Managers
	Citigroup	Wells Fargo Securities
	Co-Managers	BMO Capital Markets
	nabSecurities, LLC	BNY Mellon Capital Markets, LLC
	RBC Capital Markets	CIBC
	TD Securities	HSBC
UBS Investment Bank
(2)	Names of Issuers: The Royal Bank of Scotland Group plc
(3)	Title of Securities: RBS 2.55 09/18/15
(4)	Date of First Offering: 09/11/12
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.943
Comparable Securities
1) Barclays Bank, C#06741JS26
2) BNP Paribas, C#05567LG68
3) Deutsche Bank AG, 2515A14E85
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).
(8)	Years of Issuer’s Operations: 285
(9)	Trade Date: 09/11/12
(10)	Portfolio Assets on Trade Date: $1,745,000,660.94
(11)	Price Paid per Unit: $99.943
(12)	Total Price Paid by Portfolio:
3,895,000 bonds @ $99.943 = $3,892,779.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.943 = $44,974,350.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
285 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/11/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup	JP Morgan
	Co-Managers	BB&T Capital Markets
	Lloyds Securities, Inc.	BMO Capital Markets
	PNC Capital Markets LLC	Mizuho Securities USA
	Rabo Securities USA, Inc.	Fifth Third Securities, Inc.
	U.S. Bancorp Investments, Inc.	HSBC Securities (USA) Inc.
	Wells Fargo Securities, LLC	ING Financial Markets LLC
(2)	Names of Issuers: Ingredion
(3)	Title of Securities: INGR 1.8 09/25/17
(4)	Date of First Offering: 09/17/12
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.438
Comparable Securities
1) Conagra Foods, C#205887BG6
2) Pepisco, C#713448CB2
3) Phillip Morris, C#718172AS8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 106
(9)	Trade Date: 09/17/12
(10)	Portfolio Assets on Trade Date: $1,745,819,445.45
(11)	Price Paid per Unit: $99.438
(12)	Total Price Paid by Portfolio: 1,460,000 bonds @ $99.438 = $1,451,794.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.438 = $14,915,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
106 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	US Bancorp Investments Inc	Wells Fargo Securities LLC
	Co-Managers	BB&T Capital Markets
	BNY Melon Capital Markets	Comerica Securities, Inc.
	Keefe, Bruyette & Woods, Inc.	KeyBanc Capital Markets, Inc.
	Morgan Keegan & Company, Inc.	SunTrust Robinson Humphrey, Inc.
(2)	Names of Issuers: Torchmark Corporation
(3)	Title of Securities: TMK 3.8 09/15/22
(4)	Date of First Offering: 09/17/12
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.705
Comparable Securities
1) American International Group, C#026874CU9
2) Aflac, C#001055AJ1
3) Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 112
(9)	Trade Date: 09/17/12
(10)	Portfolio Assets on Trade Date: $1,745,819,445.45
(11)	Price Paid per Unit: $99.705
(12)	Total Price Paid by Portfolio:
970,000 bonds @ $99.705 = $967,138.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.705 = $14,955,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
Wells Fargo Securities
	Co-Managers	DNB Markets, Inc.
	Mitsubishi UFJ Securities (USA), Inc.	RBS Securities, Inc.
U.S. Bancorp Investments, Inc.
(2)	Names of Issuers: FMC Technologies, Inc.
(3)	Title of Securities: FTI 2 10/01/17
(4)	Date of First Offering: 09/18/12
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.767
Comparable Securities
1) Cameron International, C#13342BAH8
2) Total Capital International, C#89153VAC3
3)
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 11 years
(9)	Trade Date: 09/18/12
(10)	Portfolio Assets on Trade Date: $1,751,692,047.97
(11)	Price Paid per Unit: $99.767
(12)	Total Price Paid by Portfolio: 1,170,000 bonds @ $99.767 = $1,167,273.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.767 = $23,944,080
(14)	% of Portfolio Assets Applied to Purchase
0.067%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
Wells Fargo Securities
	Co-Managers	DNB Markets, Inc.
	Mitsubishi UFJ Securities (USA), Inc.	RBS Securities, Inc.
U.S. Bancorp Investments, Inc.
(2)	Names of Issuers: FMC Technologies, Inc.
(3)	Title of Securities: FTI 3.45 10/01/22
(4)	Date of First Offering: 09/18/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.915
Comparable Securities
1) Cenovus Energy, C#15135UAG4
2) Cameron International Corporation, C#13342BAJ4
3) Husky Energy Inc., C#448055AJ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 11 years
(9)	Trade Date: 09/18/12
(10)	Portfolio Assets on Trade Date: $1,751,692,047.97
(11)	Price Paid per Unit: $99.915
(12)	Total Price Paid by Portfolio: 1,945,000 bonds @ $99.915 = $1,943,346.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.915 = $24,978,750.00
(14)	% of Portfolio Assets Applied to Purchase
0.111%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup Global Markets Inc
	ING Groep NV	JP Morgan Securities
Morgan Stanley
Co-Managers
(2)	Names of Issuers: ING Bank NV
(3)	Title of Securities: INTNED 2 09/25/15
(4)	Date of First Offering: 09/18/12
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.711
Comparable Securities
1) Lloyds Money Center Banks, C#539473AQ1
2) Citigroup, C#172967FY2
3) Goldman Sachs, C#38141GGT5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 21 years
(9)	Trade Date: 09/18/12
(10)	Portfolio Assets on Trade Date: $1,751,692,047.97
(11)	Price Paid per Unit: $99.711
(12)	Total Price Paid by Portfolio:
4,165,000 bonds @ $99.711 = $4,152,963.15
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
54,000,000 bonds @ $99.711 = $53,843,940.00
(14)	% of Portfolio Assets Applied to Purchase
0.237%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
Deutsche Bank Securities
	Co-Managers	PNC Capital Markets LLC
	Wells Fargo Securities	HSBC
	BMO Capital Markets	Mitsubishi UFJ Securities
	Santander Investment Securities	RBS
	Scotiabank	SunTrust Robinson Humphrey
The Williams Capital Group, L/P/
(2)	Names of Issuers: Church & Dwight Co., Inc.
(3)	Title of Securities: CHD 2.875 10/01/22
(4)	Date of First Offering: 09/19/12
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.905
Comparable Securities
1) Kimberly-Clark Corporation, C#494368BH5
2) Procter & Gamble, C#742718DY2
3) Philips Electronics NV, 500472AF2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 116 years
(9)	Trade Date: 09/19/12
(10)	Portfolio Assets on Trade Date: $1,754,126,532.75
(11)	Price Paid per Unit: $99.905
(12)	Total Price Paid by Portfolio: 1,475,000 bonds @ $99.905 = $1,473,598.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.905 = $14,985,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
116 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/19/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	CIBC	UBS Investment Bank
Wells Fargo Securities
	Co-Managers	Barclays
	HSBC	Deutsche Bank Securities
	J.P. Morgan	Credit Suisse
	BofA Merrill Lynch	Goldman, Sachs & Co.
Morgan Stanley
(2)	Names of Issuers: Canadian Imperial Bank of Commerce
(3)	Title of Securities: CM 0.9 10/01/15
(4)	Date of First Offering: 09/24/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.97
Comparable Securities
1) Westpac Banking Corp., C#961214BV4
2) Toronto-Dominion Bank, C#89114QAE8
3) Bank of NY Mellon, C#06406HBZ1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 145 years
(9)	Trade Date: 09/24/12
(10)	Portfolio Assets on Trade Date: $1,769,562,671.30
(11)	Price Paid per Unit: $99.97
(12)	Total Price Paid by Portfolio: 2,485,000 bonds @ $99.97 = $2,484,254.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.97 = $26,991,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.14%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
145 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/24/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Wells Fargo Securities	Barclays
	J.P. Morgan	Deutsche Bank
	Co-Managers	DNB Markets
	HSBC	Mizuho Securities
	Mitsubishi UFJ Securities	RBS
US Bancorp
(2)	Names of Issuers: Watson Pharmaceuticals, Inc.
(3)	Title of Securities: WPI 3.25 10/01/22
(4)	Date of First Offering: 09/27/12
(5)	Amount of Total Offering: $1,700,000,000
(6)	Unit Price of Offering: $99.165
Comparable Securities
1) Celgene Corporation, C#151020AH7
2) Merck & Co., 589331AT4
3) Amgen, C#031162BM1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 09/27/12
(10) Portfolio Assets on Trade Date: $1,779,951,056.37
(11)	Price Paid per Unit: $99.165
(12)	Total Price Paid by Portfolio:
1,974,000 bonds @ $99.165 = $1,957,517.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $99.165 = $37,682,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.11%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Wells Fargo Securities	Barclays
	J.P. Morgan	Mitsubishi UFJ Securities
	Co-Managers	Deutsche Bank Securities
	DNB Markets	HSBC
	Mizuho Securities	RBS
US Bancorp
(2)	Names of Issuers: Watson Pharmaceuticals, Inc.
(3)	Title of Securities: WPI 1.875 10/01/17
(4)	Date of First Offering: 09/27/12
(5)	Amount of Total Offering: $1,200,000,000
(6)	Unit Price of Offering: $99.541
Comparable Securities
Celgene Corporation, C#151020AG9
Cardinal Health Inc., C#14149YAU2
Amgen, C#031162BL3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 09/27/12
(10)	Portfolio Assets on Trade Date: $1,779,951,056.37
(11)	Price Paid per Unit: $99.541
(12)	Total Price Paid by Portfolio:
2,467,000 bonds @ $99.541 = $2,455,676.47
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,000,000 bonds @ $99.541 = $51,761,320.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.138%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Credit Suisse
	JP Morgan	Morgan Stanley
RBC Capital Markets

	Co-Manager(s)	Allen & Co
	Barclays Capital	BNP Paribas Securities Corp
	Broadpoint Capital Inc	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	DNB Nor Markets Inc
	Drexel Hamilton LLC	Goldman Sachs & Co
	Lebenthal & Co Inc	Lloyds Securities Inc
	Loop Capital Markets LLC	Merrill Lynch Pierce Fenner & Smith
	MFR Securities Inc	Mizuho Securities USA Inc
	PNC Capital Markets	RBS Securities Inc
	Samuel A Ramirez & Co Inc	Santander Investment Securitie
	SMBC Nikko Capital Markets Ltd	SunTrust Robinson Humphrey Inc
	TD Securities USA LLC	UBS Securities LLC
	US Bancorp Investments Inc	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal Media LLC

(3)	Title of Securities: CMCSA 4.45 01/15/43

(4)	Date of First Offering: 09/28/12

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.659

Comparable Securities
1) CBS Corporation, C#124857AJ2
2) DIRECTV Holdings, C#25459HAZ8
3) Comcast Corporation, C#20030NBE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/28/12

1

(10) Portfolio Assets on Trade Date: $1,780,486,750.60

(11)	Price Paid per Unit: $99.659

(12)	Total Price Paid by Portfolio:
2,015,000 bonds @ $99.659 = $2,008,128.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,500,000 bonds @ $99.659 = $27,406,225.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Credit Suisse
	JP Morgan	Morgan Stanley
RBC Capital Markets

	Co-Manager(s)	Allen & Co
	Barclays Capital	BNP Paribas Securities Corp
	Broadpoint Capital Inc	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	DNB Nor Markets Inc
	Drexel Hamilton LLC	Goldman Sachs & Co
	Lebenthal & Co Inc	Lloyds Securities Inc
	Loop Capital Markets LLC	Merrill Lynch Pierce Fenner & Smith
	MFR Securities Inc	Mizuho Securities USA Inc
	PNC Capital Markets	RBS Securities Inc
	Samuel A Ramirez & Co Inc	Santander Investment Securitie
	SMBC Nikko Capital Markets Ltd	SunTrust Robinson Humphrey Inc
	TD Securities USA LLC	UBS Securities LLC
	US Bancorp Investments Inc	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal Media LLC

(3)	Title of Securities: CMCSA 2.875 01/15/23

(4)	Date of First Offering: 09/28/12

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities
1) Viacom, Inc., C# 92553PAM4
2) Thomas Reuters, C#884903BKO
3) Omnicom Group, C#681919AZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 9/28/12

1

(10) Portfolio Assets on Trade Date: $1,780,486,750.60

(11)	Price Paid per Unit: $99.817

(12)	Total Price Paid by Portfolio:
3,023,000 bonds @ $99.817 = $3,017,467.91

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.817 = $48,910,330.00

(14)	% of Portfolio Assets Applied to Purchase
0.169%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 9/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merrill Lynch	Citigroup
	J.P. Morgan	Scotia Bank
	Co-Managers	Deutsche Bank Securities
	Goldman, Sachs & Co.	Morgan Stanley
	RBS	Standard Chartered Bank
	UBS Investment Bank	Wells Faro Securities
(2)	Names of Issuers: The Bank of Nova Scotia
(3)	Title of Securities: BNS .75 10/09/15
(4)	Date of First Offering: 10/03/2012
(5)	Amount of Total Offering: $1,350,000,000
(6)	Unit Price of Offering: $99.997
Comparable Securities
1) Bank of New York Mellon, 06406HBZ1
2) US Bancorp, 91159HHD5
3) Bank of New York Mellon, 06406HCA5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 180
(9)	Trade Date: 10/03/12
(10)	Portfolio Assets on Trade Date: $647,733,819.34
(11)	Price Paid per Unit: $99.997
(12)	Total Price Paid by Portfolio:
1,420,000 bonds @ $99.997 = $1,419,957.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
64,000,000 bonds @ $99.997 = $63,998,080

1

(14)	% of Portfolio Assets Applied to Purchase
0.219%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
180 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/03/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Mitsubishi UFJ Securities
	Morgan Stanley	RBC Capital Markets
Wells Fargo Securities
	Co-Managers	Deutsche Bank Securities
	Lloyds Securities	SMBC Nikko
SunTrust Robinson Humphrey
(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 3.5 12/01/22
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.843
Comparable Securities
1) Tampa Electric, C#875127BB7
2) Pacific Gas & Electric, C#694308HB6
3) CenterPoint Energy Houston Electric, C#15189XAL2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 92
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $648,393,817.98
(11)	Price Paid per Unit: $99.843
(12)	Total Price Paid by Portfolio:
530,000 bonds @ $99.843 = $529,167.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.843 = $16,973,310.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
92 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co	Mitsubishi UFJ Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	J.P. Morgan
	RBS	U.S. Bancorp
(2)	Names of Issuers: ERAC USA Finance LLC
(3)	Title of Securities: ENTERP 1.4 04/15/16
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.84
Comparable Securities
1) PACCAR Financial Corp., 69371RK54
2) Toyota Motor Credit Corp., 89233P6D3
3) Ford Motor Credit Co., 34540TBN1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $648,393,817.98
(11)	Price Paid per Unit: $99.84
(12)	Total Price Paid by Portfolio:
190,000 bonds @ $99.84= $189,696.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.84 = $12,979,200
(14)	% of Portfolio Assets Applied to Purchase 0.029%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co	Mitsubishi UFJ Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	JP Morgan Securities
	RBS Securities Corp	US Bancorp Investments Inc
(2)	Names of Issuers: ERAC USA Finance LLC
(3)	Title of Securities: ENTERP 5.625 3/15/42
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $107.597
Comparable Securities
1) Allstate Corporation, C#020002AY7
2) Morgan Stanley, C#617482V92
3) Vale SA. C#91912EAA3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $648,393,817.98
(11)	Price Paid per Unit: $107.597
(12)	Total Price Paid by Portfolio:
460,000 bonds @ $107.597= $497,102.45
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $107.597 = $12,967,890.00
(14)	% of Portfolio Assets Applied to Purchase: 0.077%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co	Mitsubishi UFJ Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	JP Morgan Securities
	RBS Securities Corp	US Bancorp Investments Inc
(2)	Names of Issuers: ERAC USA Finance LLC
(3)	Title of Securities: ENTERP 3.3 10/15/22
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.688
Comparable Securities
1) Ford Motor Credit Co., C#345397WF6
2) Toyota Motor Credit Corp., C#89233P5T9
3) Johnson Controls, C#478366BA4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $648,393,817.98
(11)	Price Paid per Unit: $99.688
(12)	Total Price Paid by Portfolio:
545,000 bonds @ $99.688= $543,299.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.688 = $26,915,760
(14)	% of Portfolio Assets Applied to Purchase: 0.084%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 0.85% 10/15/15

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities
1) Aetna, Inc., C#00817YAK
2) GlaxoSmithKline Capital, C#377373AB1
3) WellPoint, C#94973VAZ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10)	Portfolio Assets on Trade Date: $648,028,618.81

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
530,000 bonds @ $99.977 = $529,878.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.977 = $31,992,640

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 1.4 10/15/17

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.88

Comparable Securities
1) WellPoint, C#94973VBC0
2) Aetna, C#00817YAK4
3) UnitedHealth Group, C#91324PBS0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10)	Portfolio Assets on Trade Date: $648,028,618.81

(11)	Price Paid per Unit: $99.88

(12)	Total Price Paid by Portfolio:
425,000 bonds @ $99.88 = $424,490.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.88 = $17,978,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 2.75 02/15/23

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.842

Comparable Securities
1) WellPoint, C#94973VBA4
2) Merck, C#589331AT4
3) Novartis, C#66989HAE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10)	Portfolio Assets on Trade Date: $648,028,618.81

(11)	Price Paid per Unit: $99.842

(12)	Total Price Paid by Portfolio:
355,000 bonds @ $99.842 = $354,439.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.842 = $16,973,140

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 3.95 10/15/42

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $97.73

Comparable Securities
1) Novartis Capital, C#66989HAF5
2) Merck & Co., C#589331AS6
3) Baxter International, C#071813BE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10) Portfolio Assets on Trade Date: $648,028,618.81

(11)	Price Paid per Unit: $97.73

(12)	Total Price Paid by Portfolio:
350,000 bonds @ $97.73 = $342,055.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $97.73 = $13,682,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Citigroup	J.P. Morgan
Wells Fargo Securities
	Co-Managers	Deutsche Bank Securities
	Goldman, Sachs & Co.	Morgan Stanley
	Credit Agricole CIB	Fifth Third Securities, Inc.
	HSBC	PNC Capital Markets
	Soctiabank	US Bancorp
(2)	Names of Issuers: Owens Corning
(3)	Title of Securities: OC 4.2 12/15/22
(4)	Date of First Offering: 10/17/2012
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.91
Comparable Securities
1) Masco, C#574599BH8
2) Toll Brothers Finance Corp, C#88947EAK6
3) Dr. Horton, C#23331ABE8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 74 years
(9)	Trade Date: 10/17/12
(10)	Portfolio Assets on Trade Date: $648,028,618.81
(11)	Price Paid per Unit: $99.91
(12)	Total Price Paid by Portfolio:
460,000 bonds @ $99.91 = $459,586.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.91 = $19,982,000

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
74 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	J.P. Morgan	RBS
Wells Fargo Securities

	Co-Managers	BNP Paribas
	BofA Merrill Lynch	Barclays
	Credit Suisse Securities	Deutsche Bank Securities
	HSBC	Mitsubishi UFJ Securities
	Mizuho Securities	RBC Capital Markets
	UBS Investment Bank	US Bancorp

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.5 10/15/22

(4)	Date of First Offering: 10/18/2012

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.878

Comparable Securities
1) IBM Corporation, C#459200HG9
2) INTL Corporation, C#458140AJ9
3) IBM Corporation, C#459200HA2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 10/18/12

(10)	Portfolio Assets on Trade Date: $647,970,392.14

(11)	Price Paid per Unit: $99.878

(12)	Total Price Paid by Portfolio:
1,775,000 bonds @ $99.878 = $1,772,834.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.878 = $49,939,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.274%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	J.P. Morgan	RBS
Wells Fargo Securities

	Co-Managers	BNP Paribas
	BofA Merrill Lynch	Barclays
	Credit Suisse Securities	Deutsche Bank Securities
	HSBC	Mitsubishi UFJ Securities
	Mizuho Securities	RBC Capital Markets
	UBS Investment Bank	US Bancorp

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 1.2 10/15/17

(4)	Date of First Offering: 10/18/2012

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.827

Comparable Securities
1) IBM Corporation, C#459200HC8
2) INTL Corporation, C#458140AH3
3) IBM Corporation, C#459200GY1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 10/18/12

(10)	Portfolio Assets on Trade Date: $647,970,392.14

(11)	Price Paid per Unit: $99.827

(12)	Total Price Paid by Portfolio:
2,130,000 bonds @ $99.827 = $2,126,315.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.827 = $59,896,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.328%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merill Lynch	Citigroup
	Goldman, Sachs & Co	Wells Fargo Securities
	Co-Managers	BB&T Capital Markets
	Deutsche Bank Securities	PNC Capital Markets LLC
	Raymond James	RBC Capital Markets
	SunTrust Robinson Humphrey	TD Securities
US Bancorp
(2)	Names of Issuers: Equity One Inc.
(3)	Title of Securities: EQY 3.75 11/15/22
(4)	Date of First Offering: 10/22/2012
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.591
Comparable Securities
1) Alexandria Real Estate Equities, C#015271AC3
2) AvalonBay Communities, Inc., C#05348EAQ2
3) Entertainment Properties, C#29380TAT2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 3
(9)	Trade Date: 10/22/12
(10) Portfolio Assets on Trade Date: $649,029,681.20
(11)	Price Paid per Unit: $99.591
(12)	Total Price Paid by Portfolio:
533,000 bonds @ $99.591= $530,820.03

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.591 = $14,938,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/22/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities
	Co-Managers	Barclays
	J.P. Morgan	Mitsubishi UFJ Securities
	PNC Capital Markets LLC	RBC Capital Markets
	SunTrust Robinson Humphrey	US Bancorp
(2)	Names of Issuers: C.R. Bard, Inc.
(3)	Title of Securities: BCR 1.375 01/15/18
(4)	Date of First Offering: 10/25/2012
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.873
Comparable Securities
1) Merck & Co., C#58933YAC9
2) Astrazeneca, C#046353AF5
3) Baxter International, C#071813BD0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 105
(9)	Trade Date: 10/25/12
(10)	Portfolio Assets on Trade Date: $648,632,919.84
(11)	Price Paid per Unit: $99.873
(12)	Total Price Paid by Portfolio:
535,000 bonds @ $99.873= $534,320.55
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.873 = $14,980,950.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/25/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Co-Managers	J.P. Morgan Securities
	U.S. Bancorp Investments	Wells Fargo Securities
	Deutsche Bank Securities	Fifth Third Securities
	KeyBanc Capital Markets	Mitsubishi UFJ Securities (USA)
	Mizuho Securities USA	Morgan Keegan & Company
PNC Capital Markets
(2)	Names of Issuers: AutoZone, Inc.
(3)	Title of Securities: AZO 2.875 01/15/23
(4)	Date of First Offering: 11/01/2012
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.672
Comparable Securities
1) O’Reilly Automotive, C#67103HAC1
2) Pepisco, C#713448CD8
3) Target, C#87612EAZ9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 33
(9)	Trade Date: 11/01/12
(10)	Portfolio Assets on Trade Date: $651,867,897.62
(11)	Price Paid per Unit: $99.672
(12)	Total Price Paid by Portfolio:
430,000 bonds @ $99.672= $428,589.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.672 = $11,960,640.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merrill Lynch	HSBC
	Co-Managers	BNY Mellon Capital Markets, LLC
	Commerzbank	Lloyds Securities
	RBS	US Bancorp
Wells Fargo Securities
(2)	Names of Issuers: OneBeacon U.S. Holdings, Inc.
(3)	Title of Securities: OB 4.6 11/09/22
(4)	Date of First Offering: 11/06/2012
(5)	Amount of Total Offering: $275,000,000
(6)	Unit Price of Offering: $99.881
Comparable Securities
1) Infinity Property & Casualty Corp., C#45665QAF0
2) Primerica, Inc. C#74164MAA6
3) Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 11
(9)	Trade Date: 11/06/12
(10)	Portfolio Assets on Trade Date: $650,756,331.28
(11)	Price Paid per Unit: $99.881
(12)	Total Price Paid by Portfolio:
895,000 bonds @ $99.881= $893,934.95
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.881 = $24,970,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.137%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/06/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Credit Suisse
	Deutsche Bank Securities	Goldman, Sachs & Co
UBS Investment Bank
	Co-Managers	BofA Merrill Lynch
	HSBC Securities	Morgan Stanley
	RBS	Santander
	Wells Fargo Securities	Williams Capital Group, L.P.
(2)	Names of Issuers: Principal Financial Group, Inc.
(3)	Title of Securities: PFG 1.85 11/15/17
(4)	Date of First Offering: 11/13/2012
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.896
Comparable Securities
1) Hartford Financial Services Group, C#416518AA6
2) Aflac, Inc., C#001055AH5
3) Berkshire Hathaway, Inc., C#084670BD9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 133
(9)	Trade Date: 11/13/12
(10)	Portfolio Assets on Trade Date: $653,304,136.04
(11)	Price Paid per Unit: $99.896
(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.896= $569,470.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.896 = $15,983,360.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
133 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/13/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 4% 11/02/32

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.688

Comparable Securities
1) General Electric Co., C#369604BF9
2) Duke Energy, C#26442CAN4
3) Florida Power Corp, C#341099CR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $652,978,016.66

(11)	Price Paid per Unit: $99.688

(12)	Total Price Paid by Portfolio:
250,000 bonds @ $99.688= $249,220.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.688 = $8,971,920.00

(14)	% of Portfolio Assets Applied to Purchase
0.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 0.95 11/02/15

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.913

Comparable Securities
1) United Technologies Corp., C#913017BY4
2) General Electric Co., C#369604BE2
3) Tyco Electronics Group S, C#902133AL1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $652,978,016.66

(11)	Price Paid per Unit: $99.913

(12)	Total Price Paid by Portfolio:
900,000 bonds @ $99.913= $899,217.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.913 = $44,960,850.00

(14)	% of Portfolio Assets Applied to Purchase
0.138%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York Mellon	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC Securities
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 1.5 11/02/17

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities
1) United Technologies, C#913017BU2
2) Toyota Motor Credit, C#89233P6D3
3) Praxair, C#74005PBC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $652,978,016.66

(11)	Price Paid per Unit: $99.891

(12)	Total Price Paid by Portfolio:
440,000 bonds @ $99.891= $439,520.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.891 = $28,968,390.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Citigroup	Deutsche Bank Securities
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 2.75 11/02/22

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $1,600,000,000

(6)	Unit Price of Offering: $99.664

Comparable Securities
1) General Electric, C#369604BD4
2) Kennametal, C#489170AC4
3) Tyco Electronics Group S, C#902133AM9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $652,978,016.66

(11)	Price Paid per Unit: $99.664

(12)	Total Price Paid by Portfolio:
735,000 bonds @ $99.664= $732,530.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,000,000 bonds @ $99.664 = $43,852,160.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	Credit Suisse	Deutsche Bank Securities
	J.P. Morgan Securities	Morgan Stanley
Wells Fargo Securities

	Co-Managers	BNP Paribas
	Lloyds Securities	Mitsubishi UFJ Securities
	Mizuho Securities	SMBC Nikko
	US Bancorp	CastleOak Securities, L.P.
	Drexel Hamilton	Loop Capital Markets
	Ramirez & Co., Inc.	Siebert Capital Markets
The Williams Capital Group, L.P.

(2)	Names of Issuers: Prudential Financial, Inc.

(3)	Title of Securities: PRU 5.625% 06/15/43 (fixed to floating)

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.994

Comparable Securities
1) MetLife, Inc. C#59156RBD9
2) Allstate Corporation, C#020002AY7
3) Morgan Stanley, C#617482V92

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 137

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $652,978,016.66

(11)	Price Paid per Unit: $99.994

(12)	Total Price Paid by Portfolio:
775,000 bonds @ $99.994= $774,953.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,500,000 bonds @ $99.994 = $21,498,710.00

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
137 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	Deutsche Bank Securities	RBS
	UBS Investment Bank	Wells Fargo Securities
	Co-Managers	Capital One Southcoast
	PNC Capital Markets LLC	RBC Capital Markets
	US Bancorp	Evercore Partners
	FTN Financial Securities	Moellis & Company
Scotia Capital Inc
(2)	Names of Issuers: DDR Corporation
(3)	Title of Securities: DDR 4.625% 07/15/22
(4)	Date of First Offering: 11/19/2012
(5)	Amount of Total Offering: $150,000,000
(6)	Unit Price of Offering: $109.223
Comparable Securities
1) AvalonBay Communities, Inc., C#05348EAQ2
2) EPR Properties, C#29380TAT2
3) American Tower Corporation, C#03027XAA8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 47
(9)	Trade Date: 11/19/12
(10)	Portfolio Assets on Trade Date: $652,129,861.00
(11)	Price Paid per Unit: $109.223
(12)	Total Price Paid by Portfolio:
275,000 bonds @ $109.223= $305,839.38

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $109.223 = $7,785,002.36

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/19/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BNY Mellon Capital Markets, LLC
	Credit Suisse	J.P. Morgan Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities
	Co-Managers	Commonwealth Bank of Australia
	Goldman, Sachs & Co.	ING
	Lloyds Securities	Mizuho Securities
	Morgan Stanley	Societe Generale
UBS Investment Bank
(2)	Names of Issuers: Niagara Mohawk Power Corporation
(3)	Title of Securities: NGGLN 4.119 11/28/42 144A
(4)	Date of First Offering: 11/20/12
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $100
Comparable Securities
1) Florida Power Corporation, C#341099CR8
2) Southern California Gas Company, C#842434CK6
3) Delmarva Power & Light Company, C#247109BR1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 75
(9)	Trade Date: 11/20/12
(10)	Portfolio Assets on Trade Date: $651,994,817.91
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
380,000 bonds @ $100= $380,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100 = $10,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/20/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan Securities
	BofA Merrill Lynch	Deutsche Bank Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	Citigroup
	DBN Markets	Mitsubishi UFJ Securities
	Capital One Southcoast	Comerica Securities
	Fifth Third Securities, Inc.	Raymond James Morgan Keegan
	Scotiabank	U.S. Bancorp
(2)	Names of Issuers: Murphy Oil Corporation
(3)	Title of Securities: MUR 2.5 12/01/17
(4)	Date of First Offering: 11/27/2012
(5)	Amount of Total Offering: $550,000,000
(6)	Unit Price of Offering: $99.986
Comparable Securities
1) Oneok Partners, C#68268NAH6
2) Apache Corporation, C#037411BB0
3) Petrobras International Finance Company, C#71645WAU5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 105 years
(9)	Trade Date: 11/27/12
(10)	Portfolio Assets on Trade Date: $654,607,705.33
(11)	Price Paid per Unit: $99.986
(12)	Total Price Paid by Portfolio:
540,000 bonds @ $99.986= $539,924.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.986 = $14,997,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays Capital Inc.
	Citigroup Global Markets Inc.	Morgan Stanley & Co. LLC
	UBS Securities LLC	Wells Fargo Securities, LLC
	Co-Managers	BB&T Capital Markets
	CastleOak Securities, L.P.	Credit Agricole Securities (USA) Inc.
	Samuel A. Ramirez & Company, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Alabama Power Company
(3)	Title of Securities: SO 3.85 12/01/42
(4)	Date of First Offering: 11/27/12
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $99.7
Comparable Securities
1) Florida Power Corporation, C#341099CR8
2) Duke Energy Carolinas, C#26442CAN4
3) Pacific Gas & Electric, C#694308HA8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 106
(9)	Trade Date: 11/27/12
(10)	Portfolio Assets on Trade Date: $654,607,705.33
(11)	Price Paid per Unit: $99.7
(12)	Total Price Paid by Portfolio:
360,000 bonds @ $99.7= $358,920.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.7 = $12,961,000

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
106 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan Securities
	BofA Merrill Lynch	Deutsche Bank Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	Citigroup
	DBN Markets	Mitsubishi UFJ Securities
	Capital One Southcoast	Comerica Securities
	Fifth Third Securities, Inc.	Raymond James Morgan Keegan
	Scotiabank	U.S. Bancorp
(2)	Names of Issuers: Murphy Oil Corporation
(3)	Title of Securities: MUR 3.7 12/01/22
(4)	Date of First Offering: 11/27/2012
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.594
Comparable Securities
1) Boardwalk Pipelines, C#096630AC2
2) Oneok Partners, C#68268NAJ2
3) Cameron International Corporation, C#13342BAJ4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 105 years
(9)	Trade Date: 11/27/12
(10)	Portfolio Assets on Trade Date: $654,607,705.33
(11)	Price Paid per Unit: $99.594
(12)	Total Price Paid by Portfolio:
720,000 bonds @ $99.594= $717,076.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.594 = $19,918,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays Capital Inc.
	J.P. Morgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith
	Morgan Stanley & Co. LLC	Wells Fargo Securities, LLC

	Co-Managers	BNP Paribas Securities Corp.
	Samuel A. Ramirez & Co., Inc.	Citigroup Global Markets Inc.
	RBC Capital Markets, LLC	Deutsche Bank Securities Inc.
	RBS Securities Inc.	Goldman, Sachs & Co.
	Muriel Siebert & Co., Inc.	HSBC Securities (USA) Inc.
	SG Americas Securities, LLC	Banca IMI S.p.A.
	Standard Chartered Bank	Mitsubishi UFJ Securities
	The Williams Capital Group, L.P.	Mizuho Securities USA Inc.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.104 12/05/17

(4)	Date of First Offering: 11/28/2012

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) Oneok Partners, C#68268NAH6
2) Statoil ASA, C#85771PAH5
3) BP Capital Markets, C#05565QCC0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 11/28/12

(10)	Portfolio Assets on Trade Date: $655,442,970.28

(11)	Price Paid per Unit: $100

1

(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $100= $1,255,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
73,000,000 bonds @ $100 = $73,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.191%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup Global Markets Inc.
	Deutsche Bank Securities Inc.	Goldman Sachs & Co.
	HSBC Securities	J.P. Morgan Securities
	Merrill Lynch Pierce Fenner & Smith Inc.	RBC Capital Markets LLC
	RBS Securities Inc.	Wells Fargo Securities LLC
	Co-Managers	Fifth Third Securities Inc.
	Morgan Stanley & Co. LLC.	SG Americas Securities LLC
Standard Chartered Bank (US)
(2)	Names of Issuers: Apache Corporation
(3)	Title of Securities: APA 2.625 01/15/23
(4)	Date of First Offering: 11/28/2012
(5)	Amount of Total Offering: $1,200,000,000
(6)	Unit Price of Offering: $99.469
Comparable Securities
1) BP Capital Markets, C#05565QCB2
2) Boardwalk Pipelines LP, C#096630AC2
3) Statoil ASA, C#85771PAG7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 58 years
(9)	Trade Date: 11/28/12
(10)	Portfolio Assets on Trade Date: $655,442,970.28
(11)	Price Paid per Unit: $99.469
(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.469= $1,427,380.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
59,000,000 bonds @ $99.469 = $58,686,710.00

(14)	% of Portfolio Assets Applied to Purchase
0.218%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
58 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Morgan Stanley
RBC Capital Markets
	Co-Managers	RBS Securities Corp
	Scotiabank	Wells Fargo Securities LLC
(2)	Names of Issuers: Swiss Re Treasury Corporation
(3)	Title of Securities: SRENVX 2.875 12/06/22 144A
(4)	Date of First Offering: 11/29/2012
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.595
Comparable Securities
1) Infinity Property & Casualty, C#45665QAF0
2) Primerica Inc., C#74164MAA6
3) Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 149 years
(9)	Trade Date: 11/29/12
(10)	Portfolio Assets on Trade Date: $656,323,419.01
(11)	Price Paid per Unit: $99.595
(12)	Total Price Paid by Portfolio:
380,000 bonds @ $99.595= $378,461.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.595 = $12,947,350.00
(14)	% of Portfolio Assets Applied to Purchase: 0.058%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/29/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Morgan Stanley
RBC Capital Markets
	Co-Managers	RBS Securities Corp
	Scotiabank	Wells Fargo Securities LLC
(2)	Names of Issuers: Swiss Re Treasury Corporation
(3)	Title of Securities: SRENVX 4.25 12/06/42
(4)	Date of First Offering: 11/29/2012
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $98.449
Comparable Securities
1) Metlife, Inc., C#59156RBD9
2) Allstate, C#020002AY7
3) Health Care REIT, C#42217KBB1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 149 years
(9)	Trade Date: 11/29/12
(10)	Portfolio Assets on Trade Date: $656,323,419.01
(11)	Price Paid per Unit: $98.449
(12)	Total Price Paid by Portfolio:
380,000 bonds @ $98.449= $374,106.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.449 = $14,767,350.00
(14)	% of Portfolio Assets Applied to Purchase: 0.057%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/29/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Barclays Capital	Citigroup Global Markets Inc
	DNB Markets	Goldman Sachs & Co
	RBC Capital Markets	Wells Fargo Securities LLC
	Co-Managers	HSBC Securities
	Mitsubishi UFJ Securities USA	Mizuho Securities USA Inc
Morgan Stanley
(2)	Names of Issuers: Rowan Companies Inc.
(3)	Title of Securities: RDC 5.4 12/01/42
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.575
Comparable Securities
1) El Paso Pipeline, C#28370TAF6
2) Cenovus Energy, C#15135UAH2
3) Noble Holdings International, C#65504LAK3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 89
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $658,561,076.77
(11)	Price Paid per Unit: $99.575
(12)	Total Price Paid by Portfolio:
540,000 bonds @ $99.575= $537,705.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.575 = $14,936,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
89 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
J.P. Morgan
	Co-Managers	Credit Suisse
	Morgan Stanley	Needham & Company
Wells Fargo
(2)	Names of Issuers: Intel Corporation
(3)	Title of Securities: INTC 4 12/15/32
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.115
Comparable Securities
1) Microsoft, C#594918AR5
2) IBM, C#459200HF1
3) Corning, C#219350AX3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 44
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $658,561,076.77
(11)	Price Paid per Unit: $99.115
(12)	Total Price Paid by Portfolio:
900,000 bonds @ $99.115= $892,035.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.115 = $24,778,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
J.P. Morgan
	Co-Managers	Credit Suisse
	Morgan Stanley	Needham & Company
Wells Fargo
(2)	Names of Issuers: Intel Corporation
(3)	Title of Securities: INTC 2.7 12/15/22
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $1,500,000,000
(6)	Unit Price of Offering: $99.573
Comparable Securities
1) Microsoft, C#594918AQ7
2) IBM, C#459200HG9
3) Motorola Solutions, C#620076BB4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.375%).
(8)	Years of Issuer’s Operations: 44
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $658,561,076.77
(11)	Price Paid per Unit: $99.573
(12)	Total Price Paid by Portfolio:
1,080,000 bonds @ $99.573= $1,075,388.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.573 = $32,859,090.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.163%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
J.P. Morgan
	Co-Managers	Credit Suisse
	Morgan Stanley	Needham & Company
Wells Fargo
(2)	Names of Issuers: Intel Corporation
(3)	Title of Securities: INTC 1.35 12/15/17
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $3,000,000,000
(6)	Unit Price of Offering: $99.894
Comparable Securities
1) Microsoft, C#594918AP9
2) Texas Instruments, C#882508AU8
3) Altera Corporation, C#021441AD2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).
(8)	Years of Issuer’s Operations: 44
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $658,561,076.77
(11)	Price Paid per Unit: $99.894
(12)	Total Price Paid by Portfolio:
1,800,000 bonds @ $99.894= $1,798,092.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
87,000,000 bonds @ $99.894 = $86,907,780.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.273%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	Citigroup	Goldman, Sachs & Co.
Morgan Stanley
	Co-Managers	BNP Paribas Securities Corporation
	Credit Agricole Securities USA	Mitsubishi UFJ Securities USA, Inc.
	RBC Capital Markets LLC	RBS Securities Inc.
	SMBC Nikko Capital Markets Limited	TD Securities USA LLC
	UBS Securities LLC	Wells Fargo Securities, LLC
(2)	Names of Issuers: Ventas Realty Limited Partnership/Ventas Capital Corporation
(3)	Title of Securities: VTR 2 02/15/18
(4)	Date of First Offering: 12/06/12
(5)	Amount of Total Offering: $700,000,000
(6)	Unit Price of Offering: $99.739
Comparable Securities
1) Health Care REIT, C#42217KAZ9
2) Health Care REIT, C#42217KAY2
3) Simon Property Group, C#828807CJ4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 14
(9)	Trade Date: 12/06/12
(10)	Portfolio Assets on Trade Date: $660,606,095.52
(11)	Price Paid per Unit: $99.739
(12)	Total Price Paid by Portfolio:
720,000 bonds @ $99.739= $718,120.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.739 = $23,937,360.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	Citigroup	Jefferies
KeyBanc Capital Markets
	Co-Managers	BNP Paribas Securities Corporation
	Credit Agricole Securities USA	Mitsubishi UFJ Securities USA, Inc.
	RBC Capital Markets LLC	RBS Securities Inc.
	SMBC Nikko Capital Markets Limited	TD Securities USA LLC
	UBS Securities LLC	Wells Fargo Securities, LLC
(2)	Names of Issuers: Ventas Realty Limited Partnership/Ventas Capital Corporation
(3)	Title of Securities: VTR 3.25 08/15/22
(4)	Date of First Offering: 12/06/12
(5)	Amount of Total Offering: $225,000,000
(6)	Unit Price of Offering: $98.509
Comparable Securities
1) Health Care REIT, C#42217KBA3
2) HCP Inc., C#40414LAH2
3) Alexandria Real Estate, C#015271AC3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 14
(9)	Trade Date: 12/06/12
(10)	Portfolio Assets on Trade Date: $660,606,095.52
(11)	Price Paid per Unit: $98.509
(12)	Total Price Paid by Portfolio:
720,000 bonds @ $98.509= $717,714.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.509 = $19,936,522.22

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	J.P. Morgan	Citigroup
	Co-Managers	CIBC World Markets
	Fifth Third Securities, Inc.	Mitsubishi UFJ Securities USA
	Mizuho Securities USA, Inc.	RBS Securities Inc.
	Scotia Capital USA Inc.	US Bancorp Investments, Inc.
Wells Fargo Securities, LLC
(2)	Names of Issuers: Cliffs Natural Resources Inc.
(3)	Title of Securities: CLF 3.95 01/15/18
(4)	Date of First Offering: 12/06/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.132
Comparable Securities
1) Teck Resources, C#878742AX3
2) Cabot Corporation, C#127055AJ0
3) Teck Resources Ltd., C#878744AA9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 166 years
(9)	Trade Date: 12/06/12
(10)	Portfolio Assets on Trade Date: $660,606,095.52
(11)	Price Paid per Unit: $99.132
(12)	Total Price Paid by Portfolio:
360,000 bonds @ $99.132= $356,875.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.132 = $9,913,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
166 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Mizuho Securities USA Inc
	US Bancorp	Wells Fargo Securities LLC
	Co-Managers	J.P. Morgan
	Mitsubishi UFJ Securities USA	PNC Capital Markets
	Barclays Capital	BNY Mellon Capital Markets LLC
Scotia Capital Inc.
(2)	Names of Issuers: Precision Castparts Corporation
(3)	Title of Securities: PCP 2.5 01/15/23
(4)	Date of First Offering: 12/17/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.425
Comparable Securities
1) United Technologies, C#913017BV0
2) Norfolk Southern Corporation, C#655844BJ6
3) Tyco Electronics Group S, C#902133AM9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 59 years
(9)	Trade Date: 12/17/12
(10)	Portfolio Assets on Trade Date: $661,855,341.58
(11)	Price Paid per Unit: $99.425
(12)	Total Price Paid by Portfolio:
719,000 bonds @ $99.425= $714,865.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.425 = $31,816,000

1

(14)	% of Portfolio Assets Applied to Purchase
0.108%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Mizuho Securities USA Inc
	US Bancorp	Wells Fargo Securities LLC
	Co-Managers	JP Morgan
	Mitsubishi UFJ Securities USA	PNC Capital Markets
	Barclays Capital	BNY Mellon Capital Markets LLC
Scotia Capital Inc.
(2)	Names of Issuers: Precision Castparts Corporation
(3)	Title of Securities: PCP 3.9 01/15/43
(4)	Date of First Offering: 12/17/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.383
Comparable Securities
1) United Technologies, C#913017BT5
2) CSX Corporation, C#126408GY3
3) CSX Corporation, C#126408GX5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 59 years
(9)	Trade Date: 12/17/12
(10)	Portfolio Assets on Trade Date: $661,855,341.58
(11)	Price Paid per Unit: $99.383
(12)	Total Price Paid by Portfolio:
359,000 bonds @ $99.383= $356,784.97
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.383 = $11,925,960.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Goldman Sachs & Co,	Wells Fargo & Co
	Co Manager:	Capital One Southcoast Inc,
	Comerica Inc,	Iberia Capital Partners LLC
(2)	Names of Issuers: BASIC ENERGY SERVICES 7.75%
(3)	Title of Securities: BAS 7.75%
(4)	Cusip: 06985PAJ9
(5)	Date of First Offering: 10/1/2012
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
KEY ENERGY			Oil Field Equipment
SERVICES INC	6.75%	03/01/2021	& Services	6.48%
Oil Field Equipment
CGG VERITAS	7.75%	05/15/2017	& Services	4.5%
ATWOOD			Oil Field Equipment
OCEANICS INC	6.5%	02/01/2020	& Services	4.927%
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/1/12
(11)	Portfolio Assets on Trade Date: $669,031,298
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 375,000 bonds @ $100= $375,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0561%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Barclays Capital,
Bank of America Merrill Lynch,			Barclays Capital,
	BMO Capital Markets Corp,		BNP Paribas,
Credit Agricole Securities USA In,			Deutsche Bank Securities Inc,
Natixis Securities North America,			RBS Securities Corp,
Wells Fargo Securities LLC

Co Manager:			Fifth Third Bank,
	PNC Capital Markets,		Scotia Capital Inc,
SunTrust Robinson Humphrey

(2)	Names of Issuers: HDTFS INC 5.875%

(3)	Title of Securities: HTZ 5.875%

(4)	Cusip: 40416GAA6

(5)	Date of First Offering: 10/1/2012

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SERVICEMASTER
COMPANY	7.45%	08/15/2027 Support-Services		9.586%
SABRE HOLDINGS
CORP	6.35%	03/15/2016 Support-Services		7.339%
UR MERGER SUB
CORP	9.25%	12/15/2019 Support-Services		4.905%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/1/12

(11)	Portfolio Assets on Trade Date: $669,031,298

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 600,000 bonds @ $100= $600,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100= $1,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.0897%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Barclays Capital,
Bank of America Merrill Lynch,			Barclays Capital,
	BMO Capital Markets Corp,		BNP Paribas,
Credit Agricole Securities USA In,			Deutsche Bank Securities Inc,
Natixis Securities North America,			RBS Securities Corp,
Wells Fargo Securities LLC

Co Manager:			Fifth Third Bank,
	PNC Capital Markets,		Scotia Capital Inc,
SunTrust Robinson Humphrey

(2)	Names of Issuers: HDTFS INC 6.25%

(3)	Title of Securities: HTZ 6.25%

(4)	Cusip: 40416GAC2

(5)	Date of First Offering: 10/1/2012

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SERVICEMASTER
COMPANY	7.45%	08/15/2027 Support-Services		9.586%
SABRE HOLDINGS
CORP	6.35%	03/15/2016 Support-Services		7.339%
UR MERGER SUB
CORP	9.25%	12/15/2019 Support-Services		4.905%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/1/12

(11)	Portfolio Assets on Trade Date: $669,031,298

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,750,000 bonds @ $100= $2,750,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.0448%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Bank of America Merrill Lynch,
	Barclays Capital,		Citigroup Global Markets Inc,
Wells Fargo & Co
	Co Manager:		Goldman Sachs & Co,
	Morgan Stanley,		Scotia Capital Inc
(2)	Names of Issuers: TENET HEALTHCARE CORP 4.75%
(3)	Title of Securities: THC 4.75%
(4)	Cusip: 88033GBT6
(5)	Date of First Offering: 10/1/2012
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
Healthcare - Health
MPT OP PTNR/FINL		6.375%	02/15/2022	Facilities	5.377%
AMERIGROUP				Healthcare -
CORP		7.5%	11/15/2019	Managed Care	2.663%
Healthcare -
TELEFLEX INC		6.875%	06/01/2019	Medical Products	5.006%
(8)	Underwriting Spread or Commission: 1.61%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/1/12
(11)	Portfolio Assets on Trade Date: $669,031,298
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,225,000 bonds @ $100= $1,225,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.183%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,		Citigroup Global Markets Inc,
Wells Fargo & Co
Co Manager:		Goldman Sachs & Co,
Morgan Stanley,		Scotia Capital Inc
(2)	Names of Issuers: TENET HEALTHCARE CORP 6.75%
(3)	Title of Securities: THC 6.75%
(4)	Cusip: 88033GBV1
(5)	Date of First Offering: 10/1/2012
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Healthcare - Health
MPT OP PTNR/FINL	6.375%	02/15/2022	Facilities	5.377%
AMERIGROUP			Healthcare -
CORP	7.5%	11/15/2019	Managed Care	2.663%
Healthcare -
TELEFLEX INC	6.875%	06/01/2019	Medical Products	5.006%
(8)	Underwriting Spread or Commission: 1.61%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/1/12
(11)	Portfolio Assets on Trade Date: $669,031,298
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100= $550,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.0822%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Deutsche Bank Securities Inc,
	JP Morgan Securities,		Wells Fargo Securities LLC,
	Credit Suisse Securities USA LLC,		Morgan Stanley & Co Inc
	Co Manager:		BMO Capital Markets Corp,
	Rabo Securities USA Inc,		RBS Securities Inc
(2)	Names of Issuers: MANITOWOC COMPANY INC 5.875%
(3)	Title of Securities: MTW 5.875%
(4)	Cusip: 563571AJ7
(5)	Date of First Offering: 10/4/2012
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
AGCO CORP	5.875%	12/1/2021	Machinery	5.377%
SPL LOGISTICS	8.875%	8/1/2020	Machinery	7.512%
TEREX CORP	6.5%	4/1/2020	Machinery	5.474%
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/4/12
(11)	Portfolio Assets on Trade Date: $672,765,890
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100= $400,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0595%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/04/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,		Credit Suisse,
	Deutsche Bank Securities Inc,		Goldman Sachs & Co,
	JP Morgan Securities,		UBS Securities LLC,
Wells Fargo Securities LLC

	Co Manager:		BB&T Capital Markets,
	Raymond James & Associates Inc,		Robert W Baird & Co,
SunTrust Robinson Humphrey

(2)	Names of Issuers: HD SUPPLY INC 11.5%

(3)	Title of Securities: HDSUPP 11.5%

(4)	Cusip: 40415RAJ4

(5)	Date of First Offering: 10/9/2012

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Basic Industry-
Building &
TOLL BR FIN CORP	5.875	2/15/2022	Construction	4.162
ISABELLE ACQ			Basic Industry -
SUB	10	11/15/2018	Building Materials	7.801
Basic Industry -
PLY GEM INDS	9.375	4/15/2017	Building Materials	7.873

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/9/12

(11)	Portfolio Assets on Trade Date: $673,882,907

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100= $550,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0816%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/9/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	Credit Suisse,
	Jefferies & Co,	UBS Securities LLC
	Co Manager:	Wells Fargo Securities
(2)	Names of Issuers: CVR REF LLC/COFF FIN INC 6.5%
(3)	Title of Securities: CVI 6.5%
(4)	Cusip: 126634AA2
(5)	Date of First Offering: 10/10/2012
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Energy - Oil
Refining &
TESORO CORP	4.25	10/01/2017	Marketing	3.569%
Energy - Oil
Refining &
TESORO CORP	5.375	10/1/2022	Marketing	4.762%
Energy - Oil Field
Equipment &
UNIT CORP	6.625	05/15/2021	Services	6.247%
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/10/12
(11)	Portfolio Assets on Trade Date: $673,428,369
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,050,000 bonds @ $100 = 2,050,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100 = $10,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0304%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
	JP Morgan Securities,	Wells Fargo Securities LLC

	Co Manager:	Credit Agricole Securities USA,
	Credit Suisse,	Mizuho Securities USA Inc,
	Morgan Stanley,	RBC Capital Markets,
	SunTrust Robinson Humphrey,	UBS Investment Bank/US,
	Fifth Third Bank,	SMBC Nikko Securities America

(2)	Names of Issuers: HCA INC 4.75%

(3)	Title of Securities: HCA 4.75%

(4)	Cusip: 404121AF2

(5)	Date of First Offering: 10/16/2012

(6)	Amount of Total Offering: 1,250,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Healthcare - Health
MPT OP PTNR/FINL	6.375%	02/15/2022	Facilities	5.377%
AMERIGROUP			Healthcare -
CORP	7.5%	11/15/2019	Managed Care	2.663%
Healthcare -
TELEFLEX INC	6.875%	06/01/2019	Medical Products	5.006%

(8)	Underwriting Spread or Commission: 1.125%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/16/12

(11)	Portfolio Assets on Trade Date: $677,481,379

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 375,000 bonds @ $100= $375,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $100= $13,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0554%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/16/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	HSBC Securities,
	JP Morgan Securities,	Wells Fargo Securities LLC
	Co Manager:	Fifth Third Securities Inc,
	Mizuho Securities USA Inc,	RBC Capital Markets,
SunTrust Robinson Humphrey
(2)	Names of Issuers: IMS HEALTH INC 6%
(3)	Title of Securities: RX 6%
(4)	Cusip: 449934AB4
(5)	Date of First Offering: 10/16/2012
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Healthcare - Health
MPT OP PTNR/FINL	6.375%	02/15/2022	Facilities	5.377%
AMERIGROUP			Healthcare -
CORP	7.5%	11/15/2019	Managed Care	2.663%
Healthcare -
TELEFLEX INC	6.875%	06/01/2019	Medical Products	5.006%
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/16/12
(11)	Portfolio Assets on Trade Date: $677,481,379
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 780,000 bonds @ $100= $780,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.1151%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/16/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:		Bank of America Merrill Lynch,
Barclays Capital,		Goldman Sachs & Co,
Wells Fargo Securities LLC
(2)	Names of Issuers: BOISE CASCADE LLC/FIN 6.375%
(3)	Title of Securities: BOISE 6.375%
(4) Cusip: 097395AJ6
(5)	Date of First Offering: 10/17/2012
(6)	Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SMURFIT KAPPA
AQ	4.875	9/15/2018	Forestry/Paper	4.948
LOUISIANA PACIF	7.5	6/1/2020	Forestry/Paper	4.929
NORBORD INC	6.25	6/15/2015	Forestry/Paper	4.712
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/17/12
(11)	Portfolio Assets on Trade Date: $678,247,352
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100= $400,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000.00
(15)	% of Portfolio Assets Applied to Purchase
0.059%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Bank PLC,	Deutsche Bank Securities Inc,
	RBS Securities Corp,	Wells Fargo & Co
	Co Manager:	Citigroup Global Markets Inc,
	Goldman Sachs & Co,	Morgan Stanley,
	RBC Dominion Securities,	UBS Securities LLC,
	Comerica Inc,	ING Bank NV Niederlassung,
	Natixis,	US Bancorp Investments Inc
(2)	Names of Issuers: TARGA RESOURCES PARTNERS 5.25%
(3)	Title of Securities: NGLS 5.25%
(4)	Cusip: 87612BAL6
(5)	Date of First Offering: 10/22/2012
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 99.5
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
TES LOG LP/CORP	5.875	10/1/2020	Gas Distribution	5.179
SUBURBAN
PROPANE	7.5	10/1/2018	Gas Distribution	5.222
ACMP/ACMP FIN	5.875	4/15/2021	Gas Distribution	5.027
(8)	Underwriting Spread or Commission: 1%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/22/12
(11)	Portfolio Assets on Trade Date: $677,665,166
(12)	Price Paid per Unit: 99.5
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $99.5= $398,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99.5= $995,000

(15)	% of Portfolio Assets Applied to Purchase
0.0587%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/22/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Credit Suisse,	Goldman Sachs & Co,
Wells Fargo Securities LLC
	Co Manager:	Mitsubishi UFJ Securities,
Sun Trust Robinson Humphrey
(2)	Names of Issuers: POST HOLDINGS INC 7.375% add on
(3)	Title of Securities: POST 7. 375%
(4)	Cusip: 737446AA2
(5)	Date of First Offering: 10/22/2012
(6)	Amount of Total Offering: 200,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SMITHFIELD
FOODS	6.625	8/15/2022	Food – Wholesale	5.77
SHEARERS ESCR
CO	9	11/1/2019	Food – Wholesale	8.56
LAND O LAKES
CAP	7.45	3/15/2028	Food – Wholesale	7.73
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/22/12
(11)	Portfolio Assets on Trade Date: $677,648,431
(12)	Price Paid per Unit: 106
(13)	Total Price Paid by Portfolio: 200,000 bonds @ $106= $212,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $106= $1,590,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.0313%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/22/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	BMO Capital Markets Corp,	Citigroup Global Markets Inc,
	JP Morgan Securities,	Wells Fargo Securities LLC

	Co Manager:	Bank of America Merrill Lynch,
	RBC Capital Markets,	Scotiabanc Inc,
	TD Securities,	BNP Paribas,
	Capital One Southcoast Inc,	CIBC Bank, Comerica Securities,
	Deutsche Bank Securities Inc,	Fifth Third Securities Inc,
	Goldman Sachs & Co,	ING Capital LLC,
	Mizuho Securities USA Inc,	SunTrust Robinson Humphrey,
UBS Investment Bank/US

(2)	Names of Issuers: PLAINS EXPLORATION & PRO 6.875%

(3)	Title of Securities: PXP 6.875%

(4)	Cusip: 726505AP5

(5)	Date of First Offering: 10/23/2012

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
MEG ENERGY			Energy - Exploration &
CORP	6.375	1/30/2023	Production	5.26
COMSTOCK RES			Energy - Exploration &
INC	9.5	6/15/2020	Production	7.929
Energy - Exploration &
WPX ENERGY INC	5.25	1/15/2017	Production	3.509

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/23/12

(11)	Portfolio Assets on Trade Date: $676,083,207

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100= $400,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0592%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/23/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Barclays Capital,
	BMO Capital Markets Corp,	Citigroup Global Markets Inc,
	JP Morgan Securities,	Wells Fargo Securities LLC

	Co Manager:	Bank of America Merrill Lynch,
	RBC Capital Markets,		Scotiabanc Inc,
	TD Securities,		BNP Paribas,
	Capital One Southcoast Inc,		CIBC Bank,
	Comerica Securities,	Deutsche Bank Securities Inc,
	Fifth Third Securities Inc,		Goldman Sachs & Co,
	ING Capital LLC,	Mizuho Securities USA Inc,
	SunTrust Robinson Humphrey,		UBS Investment Bank/US

(2)	Names of Issuers: PLAINS EXPLORATION & PRO 6.5%

(3)	Title of Securities: PXP 6.5%

(4)	Cusip: 726505AN0

(5)	Date of First Offering: 10/23/2012

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Energy -
MEG ENERGY			Exploration &
CORP	6.375	1/30/2023	Production	5.26
Energy -
COMSTOCK RES			Exploration &
INC	9.5	6/15/2020	Production	7.929
Energy -
Exploration &
WPX ENERGY INC	5.25	1/15/2017	Production	3.509

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

1

(10)	Trade Date: 10/23/12
(11)	Portfolio Assets on Trade Date: $676,083,207
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100= $400,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000.00
(15)	% of Portfolio Assets Applied to Purchase
0.0592%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/23/2012
Name of Investment Adviser Firm
By:
Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	RBC Capital Markets,	UBS Securities LLC
	Co Manager:	Credit Suisse,
Wells Fargo Securities LLC
(2)	Names of Issuers: NEXSTAR BROADCASTING INC 6.875%
(3)	Title of Securities: NXST 6.875%
(4)	Cusip: 65336YAH6
(5)	Date of First Offering: 10/24/2012
(6)	Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Media - Media-
CABLEVISION SYS	5.875%	09/15/2022	Cable	5.976%
CCO HOLDINGS			Media - Media-
LLC	5.25%,	09/30/2022	Cable	5.21%
Media - Media-
VIRGIN MEDIA FIN	5.25%,	02/15/2022	Cable	4.518%
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/24/12
(11)	Portfolio Assets on Trade Date: $675,784,094
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,250,000 bonds @ $100 = 1,250,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.185%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/24/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Barclays Capital,
Citigroup Global Markets Inc,			Credit Suisse Securities USA L,
Merrill Lynch Pierce Fenner &,			Morgan Stanley & Co Inc,
Wells Fargo Securities LLC
Co Manager:			Deutsche Bank Securities Inc,
HSBC Securities,			Mitsubishi UFJ Securities USA,
	PNC Capital Markets,		Scotia Capital USA Inc
(2)	Names of Issuers: UNITED RENTALS NORTH AM 6.125%
(3)	Title of Securities: URI 6.125%
(4)	Cusip: 911365AX2
(5)	Date of First Offering: 10/25/2012
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SERVICEMASTER
COMPANY	7.45%	08/15/2027	Support-Services	9.586%
SABRE HOLDINGS
CORP	6.35%	03/15/2016	Support-Services	7.339%
UR MERGER SUB
CORP	9.25%	12/15/2019	Support-Services	4.905%
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/25/12
(11)	Portfolio Assets on Trade Date: $676,016,098
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100 = $400,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.0592%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/25/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities,	Wells Fargo Securities LLC
(2)	Names of Issuers: LAMAR MEDIA CORP 5%
(3)	Title of Securities: LAMR 5%
(4)	Cusip: 513075BC4
(5)	Date of First Offering: 10/25/2012
(6)	Amount of Total Offering: 535,000,000
(7)	Unit Price of Offering: 100.00
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Media - Media-
CABLEVISION SYS	5.875%	09/15/2022	Cable	5.976%
CCO HOLDINGS			Media - Media-
LLC	5.25%,	09/30/2022	Cable	5.21%
Media - Media-
VIRGIN MEDIA FIN	5.25%,	02/15/2022	Cable	4.518%
(8)	Underwriting Spread or Commission: 1.35%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/25/12
(11)	Portfolio Assets on Trade Date: $676,016,098
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 775,000 bonds @ $100= $775,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000.00

1

(15)	% of Portfolio Assets Applied to Purchase
0.1146

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/25/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	JP Morgan Securities

	Co Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Credit Suisse,
	Macquarie Capital USA Inc,	SunTrust Robinson Humphrey,
	UBS Securities LLC,	Wells Fargo Securities LLC

(2)	Names of Issuers: NORTHERN TIER ENERGY LLC 7.125%

(3)	Title of Securities: NTI 7.125%

(4)	Cusip: 665828AD1

(5)	Date of First Offering: 11/2/2012

(6)	Amount of Total Offering: 275,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Energy - Oil
Refining &
TESORO CORP	4.25	10/01/2017	Marketing	3.569%
Energy - Oil
Refining &
TESORO CORP	5.375	10/1/2022	Marketing	4.762%
Energy - Oil Field
Equipment &
UNIT CORP	6.625	05/15/2021	Services	6.247%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/2/12

(11)	Portfolio Assets on Trade Date: $675,077,204

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 580,000 bonds @ $100 = 580,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.0859%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/2/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan Securities,	Wells Fargo Securities LLC
	Co Manager:	BB&T Capital Markets,
	Bosc Inc,	Comerica Securities,
	Raymond James & Associates Inc,	Scotia Capital Inc
(2)	Names of Issuers: SERVICE CORP INTL 4.5%
(3)	Title of Securities: SCI 4.5%
(4)	Cusip: 817565BW3
(5)	Date of First Offering: 11/5/2012
(6)	Amount of Total Offering: 200,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Healthcare - Health
MPT OP PTNR/FINL	7.125	2/15/22	Facilities	5.606%
Healthcare - Health
OMNICARE INC	7.75%	6/01/2020	Services	5.035%
Healthcare - Health
HEALTHSOUTH	8.263	02/15/2020	Facilities	5.499%
(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/5/12
(11)	Portfolio Assets on Trade Date: $675,249,302
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 375,000 bonds @ $100 = 375,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,000 bonds @ $100= $2,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.0555%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/5/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Credit Suisse,	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	Morgan Stanley,
Wells Fargo Securities LLC
(2)	Names of Issuers: CLEAR CHANNEL WORLDWIDE 6.5%
(3)	Title of Securities: CCO 6.5%
(4)	Cusip: 18451QAK4
(5)	Date of First Offering: 11/6/2012
(6)	Amount of Total Offering: 1,989,250,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GRIFFEY INC/ FIN	7	10/15/2020	Media - Services	6.998
LAMAR MEDIA
CORP	5	5/1/2023	Media - Services	5.046
MOOD MEDIA
CORP	9.25	10/15/2020	Media - Services	8.695
(8)	Underwriting Spread or Commission: 1%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/6/12
(11)	Portfolio Assets on Trade Date: $676,302,421
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,275,000 bonds @ $100 = 2,275,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,840,000 bonds @ $100= $5,840,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.3364%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
Credit Suisse,		Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	Morgan Stanley,
Wells Fargo Securities LLC
(2)	Names of Issuers: CLEAR CHANNEL WORLDWIDE 6.5%
(3)	Title of Securities: CCO 6.5%
(4)	Cusip: 18451QAJ7
(5)	Date of First Offering: 11/6/2012
(6)	Amount of Total Offering: 735,750,000
(7)	Unit Price of Offering: 99
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GRIFFEY INC/ FIN	7	10/15/2020	Media - Services	6.998
LAMAR MEDIA
CORP	5	5/1/2023	Media - Services	5.046
MOOD MEDIA
CORP	9.25	10/15/2020	Media - Services	8.695
(8)	Underwriting Spread or Commission: 1%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/6/12
(11)	Portfolio Assets on Trade Date: $676,302,421
(12)	Price Paid per Unit: 99
(13)	Total Price Paid by Portfolio: 850,000 bonds @ $99 = 841,500.00
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,160,000 bonds @ $99= $2,138,400.00

1

(15)	% of Portfolio Assets Applied to Purchase
0.1244%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch
	Co Manager:	Mitsubishi UFJ Securities USA,
	Rabo Securities USA Inc,	US Bancorp Investments Inc,
Wells Fargo Securities LLC
(2)	Names of Issuers: LAND O'LAKES INC 6%
(3)	Title of Securities: LLAKES 6%
(4)	Cusip: 514666AJ5
(5)	Date of First Offering: 11/7/2012
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SMITHFIELD
FOODS	6.625	8/15/2022	Food – Wholesale	5.77
POST HOLDINGS
IN	7.375	2/15/2022	Food – Wholesale	6.24
SHEARERS ESCR
CO	9	11/1/2019	Food – Wholesale	8.56
(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/7/12
(11)	Portfolio Assets on Trade Date: $676,760,499
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100 = 400,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0591%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/7/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	BNP Paribas,	JP Morgan Securities,
	RBS Securities Corp,	Wells Fargo Securities LLC
	Co Manager:	Banco Santander (US),
	Fifth Third Securities Inc,	Huntington Investment Co/The,
	KeyBanc Capital Markets,	PNC Capital Markets,
	Scotia Capital USA Inc,	US Bancorp Investments Inc
(2)	Names of Issuers: GRAFTECH INTERNATIONAL 6.375%
(3)	Title of Securities: GTI 6.375%
(4)	Cusip: 384313AC6
(5)	Date of First Offering: 11/15/2012
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ASHLAND INC	4.75	8/15/2022	Chemicals	4.524
HEXION US FIN	6.625	4/15/2020	Chemicals	6.974
INEOS FINANCE
PL	7.5	5/1/2020	Chemicals	7.16
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/15/12
(11)	Portfolio Assets on Trade Date: $668,677,435
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100 = 200,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.0299%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/15/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Bank of America Merrill Lynch,
Citigroup Global Markets Inc,			Credit Suisse Securities USA LLC,
JP Morgan,			SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

	Co Manager:		Barclays Capital,
BMO Harris Financing Inc,			Comerica Securities,
	PNC Capital Markets,		RBC Capital Markets,
RBS Securities Corp

(2)	Names of Issuers: INERGY MID LP / FIN CORP 6%

(3)	Title of Securities: NRGM 6%

(4)	Cusip: 45671XAA8

(5)	Date of First Offering: 11/29/2012

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NUSTAR
LOGISTICS	4.75	2/1/22	Gas Distribution	5.433
MARKWEST
ENERGY	6.25	6/15/22	Gas Distribution	4.827
MARKWEST
ENERGY	6.5	8/5/21	Gas Distribution	4.734

(8)	Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/29/12

(11)	Portfolio Assets on Trade Date: $676,082,225

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 425,000 bonds @ $100 = 425,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0629%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/29/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan Securities,
	RBS Securities Corp,	Wells Fargo Securities LLC
(2)	Names of Issuers: GULFMARK OFFSHORE INC 6.375%
(3)	Title of Securities: GLF 6.375%
(4)	Cusip: 402629AF6
(5)	Date of First Offering: 11/30/2012
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100.50
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Oil Field Equipment
UNIT CORP	6.625	5/15/2021	& Services	6.291
KEY ENERGY			Oil Field Equipment
SERVICES INC	6.75	3/1/2021	& Services	6.99
Oil Field Equipment
CGG VERITAS	7.75	5/15/2017	& Services	5.534
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/30/12
(11)	Portfolio Assets on Trade Date: $676,907,598
(12)	Price Paid per Unit: 100.50
(13)	Total Price Paid by Portfolio: 700,000 bonds @ $100.50 = 703,500
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100.5 = $3,015,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1039%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/30/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan Securities,	RBC Capital Markets,
	SunTrust Robinson Humphrey,	Wells Fargo Securities LLC

	Co Manager:	BNP Paribas,
	Fifth Third Securities Inc,	HSBC Securities,
	US Bancorp Investments Inc,	Bank of Tokyo-Mitsubishi UFJ L,
	KeyBanc Capital Markets,	Mizuho Securities USA Inc,
Morgan Stanley

(2)	Names of Issuers: NCR CORP 4.625%

(3)	Title of Securities: NCR 4.625%

(4)	Cusip: 62886EAG3

(5)	Date of First Offering: 12/4/12

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Technology &
JABIL CIRCUIT			Electronics -
INC	4.7	09/15/2022	Electronics	4.07
Technology &
Electronics -
JABIL CIRCUIT	5.625	12/15/2020	Electronics	3.998
Technology &
Electronics -
NOKIA CORP	6.625	05/15/2039	Electronics	7.523

(8)	Underwriting Spread or Commission: 1.125%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/4/12

(11)	Portfolio Assets on Trade Date: $685,192,702

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0693%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Deutsche Bank Securities Inc,	Morgan Stanley,
Wells Fargo Securities LLC
	Co Manager:	Nomura Securities International
(2)	Names of Issuers: CINEMARK USA INC 5.125%
(3)	Title of Securities: CNK 5.125%
(4)	Cusip: 172441AW7
(5)	Date of First Offering: 12/4/12
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CORRECTIONS			Services - Support-
CORP	7.75%	6/1/2017	Services	2.302
ROYAL			Services - Support-
CARIBBEAN	5.25	11/15/2022	Services	4.552
ROYAL			Services - Support-
CARIBBEAN	11.875	7/15/2015	Services	2.857
(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/4/12
(11)	Portfolio Assets on Trade Date: $685,192,702
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 700,000 bonds @ $100 = 700,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1022%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
Morgan Stanley
Co Manager:		BMO Capital Markets Corp,
Wells Fargo Securities LLC
(2)	Names of Issuers: TOPS HLDG CORP/TOPS MKTS 8.875%
(3)	Title of Securities: TOMA 8.875%
(4)	Cusip: 89078WAC3
(5)	Date of First Offering: 12/7/12
(6)	Amount of Total Offering: 460,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Consumer Cyclical-
Food & Drug
RITE AID CORP	9.25	3/15/2020	Retailers	7.821
Consumer Cyclical -
Food & Drug
BI-LO LLC/FIN CP	9.25	2/15/2019	Retailers	7.459
Consumer Cyclical -
STATER BROS			Food & Drug
HLDG	7.375	11/15/2018	Retailers	4.518
(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/7/12
(11)	Portfolio Assets on Trade Date: $687,633,445
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 515,000 bonds @ $100 = 515,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0749%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/7/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Wells Fargo Securities LLC
	Co Manager:	Deutsche Bank Securities Inc,
Goldman Sachs & Co
(2)	Names of Issuers: SIX FLAGS ENTERTAINMENT 5.25%
(3)	Title of Securities: SIX 5.25%
(4)	Cusip: 83001AAA0
(5)	Date of First Offering: 12/11/12
(6)	Amount of Total Offering: 800,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NCL CORP	9.5	11/15/2018	Services - Leisure	5.673
CEDAR FAIR
LP/CA	9.125	8/1/2018	Services - Leisure	3.765
CLUBCORP CLUB
OP	10	12/1/2018	Services - Leisure	6.191
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/11/12
(11)	Portfolio Assets on Trade Date: $689,299,926
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,500,000 bonds @ $100 = 1,500,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.2176%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/11/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	JP Morgan Securities,
Wells Fargo Securities LLC
	Co Manager:	Fifth Third Securities Inc
(2)	Names of Issuers: TEMPUR-PEDIC INTERNATION 6.875%
(3)	Title of Securities: TPX 6.875%
(4)	Cusip: 88023UAA9
(5)	Date of First Offering: 12/12/12
(6)	Amount of Total Offering: 375,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Consumer Cyclical-
AUTONATION INC	5.5	02/01/2020	Specialty Retail	2.302
Consumer Cyclical-
AUTONATION INC	6.75	4/15/2018	Specialty Retail	4.001
Consumer Cyclical -
PVH CORP	7.375	05/15/2020	Apparel/Textiles	3.365
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/12/12
(11)	Portfolio Assets on Trade Date: $689,183,668
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 250,000 bonds @ $100 = 250,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0363%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Barclays Capital,
	Citigroup Global Markets Inc,		UBS Securities LLC,
Wells Fargo Securities LLC

	Co Manager:		BMO Capital Markets Corp,
	Capital One Southcoast Inc,		Comerica Securities,
	Credit Suisse Securities USA L,		Deutsche Bank Securities Inc,
	DNB Nor Markets Inc,		Goldman Sachs & Co,
	Merrill Lynch Pierce Fenner &, Mitsubishi		UFJ Securities USA,
	Morgan Stanley & Co Inc,		Raymond James & Associates Inc,
	RBC Capital Markets LLC,		RBS Securities Inc,
	Scotia Capital USA Inc,		SMBC Nikko Capital Markets Ltd,
	TD Securities USA LLC,		US Bancorp Investments Inc

(2)	Names of Issuers: ACCESS MIDSTREAM PARTNER 4.875%

(3)	Title of Securities: ACMP 4.875%

(4)	Cusip: 00434NAA3

(5)	Date of First Offering: 12/12/12

(6)	Amount of Total Offering: 1,400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
EL PASO CORP	6.5	9/15/2020	Gas Distribution	4.467
GENESIS ENERGY	7.875	12/15/2018 Gas Distribution		5.938
SUBURBAN
PROPANE	7.375	8/1/2021	Gas Distribution	5.591

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/12/12

(11)	Portfolio Assets on Trade Date: $689,183,668

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 2,250,000 bonds @ $100 = 2,250,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.3265%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/12/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Credit Suisse,	Goldman Sachs & Co,
UBS Securities LLC
	Co Manager:	Morgan Stanley,
Wells Fargo Securities LLC
(2)	Names of Issuers: IGLOO HOLDINGS CORP 8.25%
(3)	Title of Securities: IDC 8.25%
(4)	Cusip: 451702AA2
(5)	Date of First Offering: 12/13/12
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 99
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Financial Services –
E*TRADE FINL	6	11/15/2017	Brokerage	5.348
Financial Services -
AERCAP			Cons/Comm/Lease
AVIATION	6.375	5/30/2017	Financing	5.221
Financial Services -
Cons/Comm/Lease
INTL LEASE FIN	5.875	4/1/2019	Financing	4.831
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/13/12
(11)	Portfolio Assets on Trade Date: $689,960,811
(12)	Price Paid per Unit: 99
(13)	Total Price Paid by Portfolio: 1,730,000 bonds @ $99 = 1,712,700

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $99= $1,980,000

(15)	% of Portfolio Assets Applied to Purchase
0.2482%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/13/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Inc,
Goldman Sachs & Co
Co Manager:		Wells Fargo Securities LLC
(2)	Names of Issuers: RAIN CII CARBON LLC/CII 8.25%
(3)	Title of Securities: RCOLIN 8.25%
(4)	Cusip: 75079QAA8
(5)	Date of First Offering: 12/14/12
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Metals/Mining
SHALE LLC/SHALE	8.75	11/15/2019	Excluding Steel	7.725
SUNCOKE			Metals/Mining
ENERGY	7.625	8/1/2019	Excluding Steel	6.85
THOMPSON			Metals/Mining
CREEK	9.75	12/1/2017	Excluding Steel	7.948
(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/14/12
(11)	Portfolio Assets on Trade Date: $689,882,768
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 435,000 bonds @ $100 = 435,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100= $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0631%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merrill Lynch	Citigroup
	J.P. Morgan	Scotia Bank
	Co-Managers	Deutsche Bank Securities
	Goldman, Sachs & Co.	Morgan Stanley
	RBS	Standard Chartered Bank
	UBS Investment Bank	Wells Faro Securities
(2)	Names of Issuers: The Bank of Nova Scotia
(3)	Title of Securities: BNS .75 10/09/15
(4)	Date of First Offering: 10/03/2012
(5)	Amount of Total Offering: $1,350,000,000
(6)	Unit Price of Offering: $99.997
Comparable Securities
1) Bank of New York Mellon, 06406HBZ1
2) US Bancorp, 91159HHD5
3) Bank of New York Mellon, 06406HCA5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).
(8)	Years of Issuer’s Operations: 180
(9)	Trade Date: 10/03/12
(10)	Portfolio Assets on Trade Date: $1,786,404,298.61
(11)	Price Paid per Unit: $99.997
(12)	Total Price Paid by Portfolio:
3,910,000 bonds @ $99.997 = $3,909,882.70
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
64,000,000 bonds @ $99.997 = $63,998,080.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.219%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
180 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/3/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Mitsubishi UFJ Securities
	Morgan Stanley	RBC Capital Markets
Wells Fargo Securities
	Co-Managers	Deutsche Bank Securities
	Lloyds Securities	SMBC Nikko
SunTrust Robinson Humphrey
(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 3.5 12/01/22
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.843
Comparable Securities
1) Tampa Electric, C#875127BB7
2) Pacific Gas & Electric, C#694308HB6
3) CenterPoint Energy Houston Electric, C#15189XAL2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 92
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $1,784,153,917.65
(11)	Price Paid per Unit: $99.843
(12)	Total Price Paid by Portfolio:
1,465,000 bonds @ $99.843 = $1,462,699.95
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.843 = $16,973,310

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
92 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co	Mitsubishi UFJ Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	J.P. Morgan
	RBS	U.S. Bancorp
(2)	Names of Issuers: ERAC USA Finance LLC
(3)	Title of Securities: ENTERP 1.4 04/15/16
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.84
Comparable Securities
1) Paccar Financial Corp., C#69371RK54
2) Toyota Motor Credit Corporation, C#89233P6D3
3) Ford Motor Credit, C#34540TBN1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $1,784,153,917.65
(11)	Price Paid per Unit: $99.84
(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.84= $519,168.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.84 = $12,979,200
(14)	% of Portfolio Assets Applied to Purchase 0.029%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co	Mitsubishi UFJ Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	JP Morgan Securities
	RBS Securities Corp	US Bancorp Investments Inc
(2)	Names of Issuers: ERAC USA Finance LLC
(3)	Title of Securities: ENTERP 5.625 3/15/42
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $107.597
Comparable Securities
1) Allstate, C#020002AY7
2) Morgan Stanley, C#617482V92
3) Vale SA, C#91912EAA3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $1,784,153,917.65
(11)	Price Paid per Unit: $107.597
(12)	Total Price Paid by Portfolio:
1,265,000 bonds @ $107.597= $1,367,031.74
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $107.597 = $12,967,890.00
(14)	% of Portfolio Assets Applied to Purchase: 0.077%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co	Mitsubishi UFJ Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	JP Morgan Securities
	RBS Securities Corp	US Bancorp Investments Inc
(2)	Names of Issuers: ERAC USA Finance LLC
(3)	Title of Securities: ENTERP 3.3 10/15/22
(4)	Date of First Offering: 10/10/2012
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.688
Comparable Securities
1) Ford Motor Credit Co., C#345397WF6
2) Toyota Motor Credit Corp, C#89233P5T9
3) Johnson Controls, C#478366BA4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 10/10/12
(10)	Portfolio Assets on Trade Date: $1,784,153,917.65
(11)	Price Paid per Unit: $99.688
(12)	Total Price Paid by Portfolio:
1,500,000 bonds @ $99.688= $1,495,320.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.688 = $26,915,760
(14)	% of Portfolio Assets Applied to Purchase: 0.084%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/10/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH .85 10/15/15

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities
1) Aetna, C#00817YAK4
2) GlaxoSmithKline, C#377373AB1
3) WellPoint, Inc., C#94973VAZ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10)	Portfolio Assets on Trade Date: $1,775,280,424.28

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
1,460,000 bonds @ $99.977 = $1,459,664.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.977 = $31,992,640

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 1.4 10/15/17

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.88

Comparable Securities
1) WellPoint, C#94973VBC0
2) Aetna, C#00817YAK4
3) UnitedHealth Group, C#91324PBS0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10)	Portfolio Assets on Trade Date: $1,775,280.424.28

(11)	Price Paid per Unit: $99.88

(12)	Total Price Paid by Portfolio:
1,165,000 bonds @ $99.88 = $1,163,602.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.88 = $17,978,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 2.75 02/15/23

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.842

Comparable Securities
1) WellPoint, C#94973VBA4
2) Merck & Co., C#589331AT4
3) Novartis, C#66989HAE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10)	Portfolio Assets on Trade Date: $1,775,280,424.28

(11)	Price Paid per Unit: $99.842

(12)	Total Price Paid by Portfolio:
970,000 bonds @ $99.842 = $968,467.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.842 = $16,973,140.00

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	UBS Investment Bank
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	BMO Capital Markets
	BNY Mellon Capital Markets, LLC	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Fifth Third Securities, Inc.	KeyBanc Capital Markets
	Loop Capital Markets	PNC Capital Markets
	RBS	US Bancorp

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 3.95 10/15/42

(4)	Date of First Offering: 10/17/2012

(5)	Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $97.73

Comparable Securities
1) Novartis Capital, C#66989HAF5
2) Merck & Co., C#589331AS6
3) Baxter International, C#071813BE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 10/17/12

(10) Portfolio Assets on Trade Date: $1,775,280,424.28

(11)	Price Paid per Unit: $97.73

(12)	Total Price Paid by Portfolio:
970,000 bonds @ $97.73 = $947,981.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $97.73 = $13,682,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Citigroup	J.P. Morgan
Wells Fargo Securities
	Co-Managers	Deutsche Bank Securities
	Goldman, Sachs & Co.	Morgan Stanley
	Credit Agricole CIB	Fifth Third Securities, Inc.
	HSBC	PNC Capital Markets
	Soctiabank	US Bancorp
(2)	Names of Issuers: Owens Corning
(3)	Title of Securities: OC 4.2 12/15/22
(4)	Date of First Offering: 10/17/2012
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.91
Comparable Securities
1) Masco, C#574599BH8
2) Toll Brothers Finance Corp, C#88947EAK6
3) Dr. Horton, C#23331ABE8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 74 years
(9)	Trade Date: 10/17/12
(10)	Portfolio Assets on Trade Date: $1,775,280,424.28
(11)	Price Paid per Unit: $99.91
(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $99.91 = $1,253,870.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.91 = $19,982,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
74 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	J.P. Morgan	RBS
Wells Fargo Securities

	Co-Managers	BNP Paribas
	BofA Merrill Lynch	Barclays
	Credit Suisse Securities	Deutsche Bank Securities
	HSBC	Mitsubishi UFJ Securities
	Mizuho Securities	RBC Capital Markets
	UBS Investment Bank	US Bancorp

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.5 10/15/22

(4)	Date of First Offering: 10/18/2012

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.878

Comparable Securities
1) IBM Corporation, C#459200HG9
2) INTL Corporation, C#458140AJ9
3) IBM Corporation, C#459200HA2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 10/18/12

(10)	Portfolio Assets on Trade Date: $1,773,740,974.38

(11)	Price Paid per Unit: $99.878

(12)	Total Price Paid by Portfolio:
4,859,000 bonds @ $99.878 = $4,853,072.02

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.878 = $49,939,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.274%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	J.P. Morgan	RBS
Wells Fargo Securities

	Co-Managers	BNP Paribas
	BofA Merrill Lynch	Barclays
	Credit Suisse Securities	Deutsche Bank Securities
	HSBC	Mitsubishi UFJ Securities
	Mizuho Securities	RBC Capital Markets
	UBS Investment Bank	US Bancorp

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 1.2 10/15/17

(4)	Date of First Offering: 10/18/2012

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.827

Comparable Securities
1) IBM Corporation, C#459200HC8
2) INTL Corporation, C#458140AH3
3) IBM Corporation, C#459200GY1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 10/18/12

(10)	Portfolio Assets on Trade Date: $1,773,740,974.38

(11)	Price Paid per Unit: $99.827

(12)	Total Price Paid by Portfolio:
5,831,000 bonds @ $99.827 = $5,820,912.37

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.827 = $59,896,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.328%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/18/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merill Lynch	Citigroup
	Goldman, Sachs & Co	Wells Fargo Securities
	Co-Managers	BB&T Capital Markets
	Deutsche Bank Securities	PNC Capital Markets LLC
	Raymond James	RBC Capital Markets
	SunTrust Robinson Humphrey	TD Securities
US Bancorp
(2)	Names of Issuers: Equity One Inc.
(3)	Title of Securities: EQY 3.75 11/15/22
(4)	Date of First Offering: 10/22/2012
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.591
Comparable Securities
1) Alexandria Real Estate Equities, C#015271AC3
2) AvalonBay Communities, Inc., C#05348EAQ2
3) Entertainment Properties, C#29380TAT2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 3
(9)	Trade Date: 10/22/12
(10) Portfolio Assets on Trade Date: $1,775,392,178.11
(11)	Price Paid per Unit: $99.591
(12)	Total Price Paid by Portfolio:
1,458,000 bonds @ $99.591= $1,452,036.78

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.591 = $14,938,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/22/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities
	Co-Managers	Barclays
	J.P. Morgan	Mitsubishi UFJ Securities
	PNC Capital Markets LLC	RBC Capital Markets
	SunTrust Robinson Humphrey	US Bancorp
(2)	Names of Issuers: C.R. Bard, Inc.
(3)	Title of Securities: BCR 1.375 01/15/18
(4)	Date of First Offering: 10/25/2012
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.873
Comparable Securities
1) Merck & Co., C#58933YAC9
2) Astrazeneca, C#046353AF5
3) Baxter International, C#071813BD0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 105
(9)	Trade Date: 10/25/12
(10)	Portfolio Assets on Trade Date: $1,769,944,484.47
(11)	Price Paid per Unit: $99.873
(12)	Total Price Paid by Portfolio:
1,455,000 bonds @ $99.873= $1,453,152.15
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.873 = $14,980,950.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 10/25/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Co-Managers	J.P. Morgan Securities
	U.S. Bancorp Investments	Wells Fargo Securities
	Deutsche Bank Securities	Fifth Third Securities
	KeyBanc Capital Markets	Mitsubishi UFJ Securities (USA)
	Mizuho Securities USA	Morgan Keegan & Company
PNC Capital Markets
(2)	Names of Issuers: AutoZone, Inc.
(3)	Title of Securities: AZO 2.875 01/15/23
(4)	Date of First Offering: 11/01/2012
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.672
Comparable Securities
1) O’Reilly Automotive, C#67103HAC1
2) Pepisco, C#713448CD8
3) Target, C#87612EAZ9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 33
(9)	Trade Date: 11/01/12
(10)	Portfolio Assets on Trade Date: $1,771,314,944.39
(11)	Price Paid per Unit: $99.672
(12)	Total Price Paid by Portfolio:
1,165,000 bonds @ $99.672= $1,161,178.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.672 = $11,960,640.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/1/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	BofA Merrill Lynch	HSBC
	Co-Managers	BNY Mellon Capital Markets, LLC
	Commerzbank	Lloyds Securities
	RBS	US Bancorp
Wells Fargo Securities
(2)	Names of Issuers: OneBeacon U.S. Holdings, Inc.
(3)	Title of Securities: OB 4.6 11/09/22
(4)	Date of First Offering: 11/06/2012
(5)	Amount of Total Offering: $275,000,000
(6)	Unit Price of Offering: $99.881
Comparable Securities
1) Infinity Property & Casualty Corp., C#45665QAF0
2) Primerica, Inc. C#74164MAA6
3) Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 11
(9)	Trade Date: 11/06/12
(10)	Portfolio Assets on Trade Date: $1,765,876,377.76
(11)	Price Paid per Unit: $99.881
(12)	Total Price Paid by Portfolio:
2,425,000 bonds @ $99.881= $2,422,114.25
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.881 = $24,970,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.137%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/06/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Credit Suisse
	Deutsche Bank Securities	Goldman, Sachs & Co
UBS Investment Bank
	Co-Managers	BofA Merrill Lynch
	HSBC Securities	Morgan Stanley
	RBS	Santander
	Wells Fargo Securities	Williams Capital Group, L.P.
(2)	Names of Issuers: Principal Financial Group, Inc.
(3)	Title of Securities: PFG 1.85 11/15/17
(4)	Date of First Offering: 11/13/2012
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.896
Comparable Securities
1) Hartford Financial Services Group, C#416518AA6
2) Aflac, Inc., C#001055AH5
3) Berkshire Hathaway, Inc., C#084670BD9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 133
(9)	Trade Date: 11/13/12
(10)	Portfolio Assets on Trade Date: $1,759,345,668.10
(11)	Price Paid per Unit: $99.896
(12)	Total Price Paid by Portfolio:
1,540,000 bonds @ $99.896= $1,538,398.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.896 = $15,983,360.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
133 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/13/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 4% 11/02/32

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.688

Comparable Securities
1) General Electric, C#369604BF9
2) Duke Energy Carolinas, C#26442CAN4
3) Florida Power Corporation, C#341099CR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $1,756,133,880.65

(11)	Price Paid per Unit: $99.688

(12)	Total Price Paid by Portfolio:
675,000 bonds @ $99.688= $672,894.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.688 = $8,971,920.00

(14)	% of Portfolio Assets Applied to Purchase
0.014%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 0.95 11/02/15

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.913

Comparable Securities
1) United Technologies Corp., C#913017BY4
2) General Electric Co., C#369604BE2
3) Tyco Electronics Group S, C#902133AL1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $1,756,133,880.65

(11)	Price Paid per Unit: $99.913

(12)	Total Price Paid by Portfolio:
2,420,000 bonds @ $99.913= $2,417,894.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.913 = $44,960,850.00

(14)	% of Portfolio Assets Applied to Purchase
0.138%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York Mellon	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC Securities
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 1.5 11/02/17

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities
1) United Technologies, C#913017BU2
2) Toyota Motor Credit, C#89233P6D3
3) Praxair, Inc., C#74005PBC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $1,756,133,880.65

(11)	Price Paid per Unit: $99.891

(12)	Total Price Paid by Portfolio:
1,180,000 bonds @ $99.891= $1,178,713.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.891 = $28,968,390.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	Citigroup	Deutsche Bank Securities
	JP Morgan	Morgan Stanley

	Co-Managers	Banca IMI S.p.A.
	Bank of New York	Barclays Capital
	BNP Paribas	Credit Suisse
	Goldman Sachs & Co	HSBC
	KeyBanc Capital Markets	PNC Capital Markets
	Svenska Handelsbanken (US)	UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Turlock Corporation

(3)	Title of Securities: ETN 2.75 11/02/22

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $1,600,000,000

(6)	Unit Price of Offering: $99.664

Comparable Securities
1) General Electric, C#369604BD4
2) Kennametal, C#489170AC4
3) Tyco Electronics Group S, C#902133AM9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 101

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $1,756,133,880.65

(11)	Price Paid per Unit: $99.664

(12)	Total Price Paid by Portfolio:
1,970,000 bonds @ $99.664= $1,963,380.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,000,000 bonds @ $99.664 = $43,852,160

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	Credit Suisse	Deutsche Bank Securities
	J.P. Morgan Securities	Morgan Stanley
Wells Fargo Securities

	Co-Managers	BNP Paribas
	Lloyds Securities	Mitsubishi UFJ Securities
	Mizuho Securities	SMBC Nikko
	US Bancorp	CastleOak Securities, L.P.
	Drexel Hamilton	Loop Capital Markets
	Ramirez & Co., Inc.	Siebert Capital Markets
The Williams Capital Group, L.P.

(2)	Names of Issuers: Prudential Financial, Inc.

(3)	Title of Securities: PRU 5.625% 06/15/43 (fixed to floating)

(4)	Date of First Offering: 11/14/2012

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.994

Comparable Securities
1) MetLife, C#59156RBD9
2) Allstate, C#020002AY7
3) Morgan Stanley, C#617482V92

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 137

(9)	Trade Date: 11/14/12

(10)	Portfolio Assets on Trade Date: $1,756,133,880.65

(11)	Price Paid per Unit: $99.994

(12)	Total Price Paid by Portfolio:
2,085,000 bonds @ $99.994= $2,084,874.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,500,000 bonds @ $99.994 = $21,498,710.00

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
137 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/14/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup
	Deutsche Bank Securities	RBS
	UBS Investment Bank	Wells Fargo Securities
	Co-Managers	Capital One Southcoast
	PNC Capital Markets LLC	RBC Capital Markets
	US Bancorp	Evercore Partners
	FTN Financial Securities	Moellis & Company
Scotia Capital Inc
(2)	Names of Issuers: DDR Corporation
(3)	Title of Securities: DDR 4.625% 07/15/22
(4)	Date of First Offering: 11/19/2012
(5)	Amount of Total Offering: $150,000,000
(6)	Unit Price of Offering: $109.223
Comparable Securities
1) AvalonBay Communities, Inc., C#05348EAQ2
2) EPR Properties, C#29380TAT2
3) American Tower Corporation, C#03027XAA8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 47
(9)	Trade Date: 11/19/12
(10)	Portfolio Assets on Trade Date: $1,741,870,957.64
(11)	Price Paid per Unit: $109.223
(12)	Total Price Paid by Portfolio:
690,000 bonds @ $109.223= $767,378.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $109.223 = $7,785,002.36

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/19/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BNY Mellon Capital Markets, LLC
	Credit Suisse	J.P. Morgan Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities
	Co-Managers	Commonwealth Bank of Australia
	Goldman, Sachs & Co.	ING
	Lloyds Securities	Mizuho Securities
	Morgan Stanley	Societe Generale
UBS Investment Bank
(2)	Names of Issuers: Niagara Mohawk Power Corporation
(3)	Title of Securities: NGGLN 4.119 11/28/42 144A
(4)	Date of First Offering: 11/20/12
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $100
Comparable Securities
1) Florida Power Corporation, C#341099CR8
2) Southern California Gas Company, C#842434CK6
3) Delmarva Power & Light Company, C#247109BR1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 75
(9)	Trade Date: 11/20/12
(10)	Portfolio Assets on Trade Date: $1,739,550,459.71
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
1,015,000 bonds @ $100= $1,015,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100 = $10,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/20/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan Securities
	BofA Merrill Lynch	Deutsche Bank Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	Citigroup
	DBN Markets	Mitsubishi UFJ Securities
	Capital One Southcoast	Comerica Securities
	Fifth Third Securities, Inc.	Raymond James Morgan Keegan
	Scotiabank	U.S. Bancorp
(2)	Names of Issuers: Murphy Oil Corporation
(3)	Title of Securities: MUR 2.5 12/01/17
(4)	Date of First Offering: 11/27/2012
(5)	Amount of Total Offering: $550,000,000
(6)	Unit Price of Offering: $99.986
Comparable Securities
1) Oneok Partners, C#68268NAH6
2) Apache Corporation, C#037411BB0
3) Petrobras International Finance Corporation, C#71645WAU5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 105 years
(9)	Trade Date: 11/27/12
(10)	Portfolio Assets on Trade Date: $1,739,625,826.02
(11)	Price Paid per Unit: $99.986
(12)	Total Price Paid by Portfolio:
1,430,000 bonds @ $99.986= $1,429,799.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.986 = $14,997,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays Capital Inc.
	Citigroup Global Markets Inc.	Morgan Stanley & Co. LLC
	UBS Securities LLC	Wells Fargo Securities, LLC
	Co-Managers	BB&T Capital Markets
	CastleOak Securities, L.P.	Credit Agricole Securities (USA) Inc.
	Samuel A. Ramirez & Company, Inc.	The Williams Capital Group, L.P.
(2)	Names of Issuers: Alabama Power Company
(3)	Title of Securities: SO 3.85 12/01/42
(4)	Date of First Offering: 11/27/12
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $99.7
Comparable Securities
1) Florida Power Corporation, C#341099CR8
2) Duke Energy Carolinas, C#26442CAN4
3) Pacific Gas & Electric, C#694308HA8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 106
(9)	Trade Date: 11/27/12
(10)	Portfolio Assets on Trade Date: $1,739,625,826.02
(11)	Price Paid per Unit: $99.7
(12)	Total Price Paid by Portfolio:
955,000 bonds @ $99.7= $952,135.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.7 = $12,961,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
106 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	J.P. Morgan Securities
	BofA Merrill Lynch	Deutsche Bank Securities
	RBC Capital Markets	Wells Fargo Securities
	Co-Managers	Citigroup
	DBN Markets	Mitsubishi UFJ Securities
	Capital One Southcoast	Comerica Securities
	Fifth Third Securities, Inc.	Raymond James Morgan Keegan
	Scotiabank	U.S. Bancorp
(2)	Names of Issuers: Murphy Oil Corporation
(3)	Title of Securities: MUR 3.7 12/01/22
(4)	Date of First Offering: 11/27/2012
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.594
Comparable Securities
1) Boardwalk Pipelines, C#096630AC2
2) Oneok Partners, C#68268NAJ2
3) Cameron International Corporation, C#13342BAJ4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 105 years
(9)	Trade Date: 11/27/12
(10)	Portfolio Assets on Trade Date: $1,739,625,826.02
(11)	Price Paid per Unit: $99.594
(12)	Total Price Paid by Portfolio:
1,910,000 bonds @ $99.594= $1,902,245.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.594 = $19,918,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/27/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays Capital Inc.
	J.P. Morgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith
	Morgan Stanley & Co. LLC	Wells Fargo Securities, LLC

	Co-Managers	BNP Paribas Securities Corp.
	Samuel A. Ramirez & Co., Inc.	Citigroup Global Markets Inc.
	RBC Capital Markets, LLC	Deutsche Bank Securities Inc.
	RBS Securities Inc.	Goldman, Sachs & Co.
	Muriel Siebert & Co., Inc.	HSBC Securities (USA) Inc.
	SG Americas Securities, LLC	Banca IMI S.p.A.
	Standard Chartered Bank	Mitsubishi UFJ Securities
	The Williams Capital Group, L.P.	Mizuho Securities USA Inc.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.104 12/05/17

(4)	Date of First Offering: 11/28/2012

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) Oneok Partners, C#68268NAH6
2) Statoil ASA, C#85771PAH5
3) BP Capital Markets, C#05565QCC0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 11/28/12

(10)	Portfolio Assets on Trade Date: $1,740,962,338.94

(11)	Price Paid per Unit: $100

1

(12)	Total Price Paid by Portfolio:
3,340,000 bonds @ $100= $3,340,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
73,000,000 bonds @ $100 = $73,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.192%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Citigroup Global Markets Inc.
	Deutsche Bank Securities Inc.	Goldman Sachs & Co.
	HSBC Securities	J.P. Morgan Securities
	Merrill Lynch Pierce Fenner & Smith Inc.	RBC Capital Markets LLC
	RBS Securities Inc.	Wells Fargo Securities LLC
	Co-Managers	Fifth Third Securities Inc.
	Morgan Stanley & Co. LLC.	SG Americas Securities LLC
Standard Chartered Bank (US)
(2)	Names of Issuers: Apache Corporation
(3)	Title of Securities: APA 2.625 01/15/23
(4)	Date of First Offering: 11/28/2012
(5)	Amount of Total Offering: $1,200,000,000
(6)	Unit Price of Offering: $99.469
Comparable Securities
1) BP Capital Markets, C#05565QCB2
2) Boardwalk Pipelines LP, C#096630AC2
3) Statoil ASA, C#85771PAG7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 58 years
(9)	Trade Date: 11/28/12
(10)	Portfolio Assets on Trade Date: $1,740,962,338.94
(11)	Price Paid per Unit: $99.469
(12)	Total Price Paid by Portfolio:
3,815,000 bonds @ $99.469= $3,794,742.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
59,000,000 bonds @ $99.469 = $58,686,710.00

(14)	% of Portfolio Assets Applied to Purchase
0.218%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
58 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/28/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Morgan Stanley
RBC Capital Markets
	Co-Managers	RBS Securities Corp
	Scotiabank	Wells Fargo Securities LLC
(2)	Names of Issuers: Swiss Re Treasury Corporation
(3)	Title of Securities: SRENVX 2.875 12/06/22 144A
(4)	Date of First Offering: 11/29/2012
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.595
Comparable Securities
1) Infinity Property & Casualty, C#45665QAF0
2) Primerica Inc., C#74164MAA6
3) Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 149 years
(9)	Trade Date: 11/29/12
(10)	Portfolio Assets on Trade Date: $1,740,841,806.16
(11)	Price Paid per Unit: $99.595
(12)	Total Price Paid by Portfolio:
1,010,000 bonds @ $99.595= $1,005,909.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.595 = $12,947,350.00
(14)	% of Portfolio Assets Applied to Purchase: 0.058%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/29/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Morgan Stanley
RBC Capital Markets
	Co-Managers	RBS Securities Corp
	Scotiabank	Wells Fargo Securities LLC
(2)	Names of Issuers: Swiss Re Treasury Corporation
(3)	Title of Securities: SRENVX 4.25 12/06/42
(4)	Date of First Offering: 11/29/2012
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $98.449
Comparable Securities
1) Metlife, C#59156RBD9
2) Allstate, C#020002AY7
3) Health Care REIT, C#42217KBB1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 149 years
(9)	Trade Date: 11/29/12
(10)	Portfolio Assets on Trade Date: $1,740,841,806.16
(11)	Price Paid per Unit: $98.449
(12)	Total Price Paid by Portfolio:
1,010,000 bonds @ $98.449= $994,334.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.449 = $14,767,350.00
(14)	% of Portfolio Assets Applied to Purchase: 0.057%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 11/29/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Barclays Capital	Citigroup Global Markets Inc
	DNB Markets	Goldman Sachs & Co
	RBC Capital Markets	Wells Fargo Securities LLC
	Co-Managers	HSBC Securities
	Mitsubishi UFJ Securities USA	Mizuho Securities USA Inc
Morgan Stanley
(2)	Names of Issuers: Rowan Companies Inc.
(3)	Title of Securities: RDC 5.4 12/01/42
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.575
Comparable Securities
1) El Paso Pipeline, C#28370TAF6
2) Cenovus Energy, C#15135UAH2
3) Noble Holdings International, C#65504LAK3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 89
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $1,744,185,670.43
(11)	Price Paid per Unit: $99.575
(12)	Total Price Paid by Portfolio:
1,430,000 bonds @ $99.575= $1,423,922.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.575 = $14,936,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
89 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
J.P. Morgan
	Co-Managers	Credit Suisse
	Morgan Stanley	Needham & Company
Wells Fargo
(2)	Names of Issuers: Intel Corporation
(3)	Title of Securities: INTC 4 12/15/32
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.115
Comparable Securities
1) Microsoft, C#594918AR5
2) IBM, C#459200HF1
3) Corning, C#219350AX3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 44
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $1,744,185,670.43
(11)	Price Paid per Unit: $99.115
(12)	Total Price Paid by Portfolio:
2,385,000 bonds @ $99.115= $2,363,892.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.115 = $24,778,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.136%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
J.P. Morgan
	Co-Managers	Credit Suisse
	Morgan Stanley	Needham & Company
Wells Fargo
(2)	Names of Issuers: Intel Corporation
(3)	Title of Securities: INTC 2.7 12/15/22
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $1,500,000,000
(6)	Unit Price of Offering: $99.573
Comparable Securities
1) Microsoft, C#594918AQ7
2) IBM, C#459200HG9
3) Motorola Solutions, C#620076BB4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.375%).
(8)	Years of Issuer’s Operations: 44
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $1,744,185,670.43
(11)	Price Paid per Unit: $99.573
(12)	Total Price Paid by Portfolio:
2,860,000 bonds @ $99.573= $2,847,787.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.573 = $32,859,090.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.163%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
J.P. Morgan
	Co-Managers	Credit Suisse
	Morgan Stanley	Needham & Company
Wells Fargo
(2)	Names of Issuers: Intel Corporation
(3)	Title of Securities: INTC 1.35 12/15/17
(4)	Date of First Offering: 12/04/12
(5)	Amount of Total Offering: $3,000,000,000
(6)	Unit Price of Offering: $99.894
Comparable Securities
1) Microsoft, C#594918AP9
2) Texas Instruments, C#882508AU8
3) Altera Corporation, C#021441AD2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).
(8)	Years of Issuer’s Operations: 44
(9)	Trade Date: 12/04/12
(10)	Portfolio Assets on Trade Date: $1,744,185,670.43
(11)	Price Paid per Unit: $99.894
(12)	Total Price Paid by Portfolio:
4,765,000 bonds @ $99.894= $4,759,949.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
87,000,000 bonds @ $99.894 = $86,907,780.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.273%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/4/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	Citigroup	Goldman, Sachs & Co.
Morgan Stanley
	Co-Managers	BNP Paribas Securities Corporation
	Credit Agricole Securities USA	Mitsubishi UFJ Securities USA, Inc.
	RBC Capital Markets LLC	RBS Securities Inc.
	SMBC Nikko Capital Markets Limited	TD Securities USA LLC
	UBS Securities LLC	Wells Fargo Securities, LLC
(2)	Names of Issuers: Ventas Realty Limited Partnership/Ventas Capital Corporation
(3)	Title of Securities: VTR 2 02/15/18
(4)	Date of First Offering: 12/06/12
(5)	Amount of Total Offering: $700,000,000
(6)	Unit Price of Offering: $99.739
Comparable Securities
1) Health Care REIT, C#42217KAZ9
2) Health Care REIT, C#42217KAY2
3) Simon Property Group, C#828807CJ4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 14
(9)	Trade Date: 12/06/12
(10)	Portfolio Assets on Trade Date: $1,745,348,221.51
(11)	Price Paid per Unit: $99.739
(12)	Total Price Paid by Portfolio:
1,910,000 bonds @ $99.739= $1,905,014.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.739 = $23,937,360.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Barclays
	Citigroup	Jefferies
KeyBanc Capital Markets
	Co-Managers	BNP Paribas Securities Corporation
	Credit Agricole Securities USA	Mitsubishi UFJ Securities USA, Inc.
	RBC Capital Markets LLC	RBS Securities Inc.
	SMBC Nikko Capital Markets Limited	TD Securities USA LLC
	UBS Securities LLC	Wells Fargo Securities, LLC
(2)	Names of Issuers: Ventas Realty Limited Partnership/Ventas Capital Corporation
(3)	Title of Securities: VTR 3.25 08/15/22
(4)	Date of First Offering: 12/06/12
(5)	Amount of Total Offering: $225,000,000
(6)	Unit Price of Offering: $98.509
Comparable Securities
1) Health Care REIT, C#42217KBA3
2) HCP Inc., C#40414LAH2
3) Alexandria Real Estate, C#015271AC3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 14
(9)	Trade Date: 12/06/12
(10)	Portfolio Assets on Trade Date: $1,745,348,221.51
(11)	Price Paid per Unit: $98.509
(12)	Total Price Paid by Portfolio:
1,910,000 bonds @ $98.509= $1,903,937.87

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.509 = $19,936,522.22

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	BofA Merrill Lynch
	J.P. Morgan	Citigroup
	Co-Managers	CIBC World Markets
	Fifth Third Securities, Inc.	Mitsubishi UFJ Securities USA
	Mizuho Securities USA, Inc.	RBS Securities Inc.
	Scotia Capital USA Inc.	US Bancorp Investments, Inc.
Wells Fargo Securities, LLC
(2)	Names of Issuers: Cliffs Natural Resources Inc.
(3)	Title of Securities: CLF 3.95 01/15/18
(4)	Date of First Offering: 12/06/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.132
Comparable Securities
1) Teck Resources Ltd., C#878742AX3
2) Cabot Corporation, C#127055AJ0
3) Teck Resources Ltd., C#878744AA9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 166 years
(9)	Trade Date: 12/06/12
(10)	Portfolio Assets on Trade Date: $1,745,348,221.51
(11)	Price Paid per Unit: $99.132
(12)	Total Price Paid by Portfolio:
955,000 bonds @ $99.132= $946,710.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.132 = $9,913,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
166 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/6/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Mizuho Securities USA Inc
	US Bancorp	Wells Fargo Securities LLC
	Co-Managers	J.P. Morgan
	Mitsubishi UFJ Securities USA	PNC Capital Markets
	Barclays Capital	BNY Mellon Capital Markets LLC
Scotia Capital Inc.
(2)	Names of Issuers: Precision Castparts Corporation
(3)	Title of Securities: PCP 2.5 01/15/23
(4)	Date of First Offering: 12/17/12
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.425
Comparable Securities
1) United Technologies, C#913017BV0
2) Norfolk Southern Corporation, C#655844BJ6
3) Tyco Electronics Group S, C#902133AM9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 59 years
(9)	Trade Date: 12/17/12
(10)	Portfolio Assets on Trade Date: $1,740,949,145.26
(11)	Price Paid per Unit: $99.425
(12)	Total Price Paid by Portfolio:
1,891,000 bonds @ $99.425= $1,880,126.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.425 = $31,816,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.108%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Citigroup Global Markets Inc	Mizuho Securities USA Inc
	US Bancorp	Wells Fargo Securities LLC
	Co-Managers	JP Morgan
	Mitsubishi UFJ Securities USA	PNC Capital Markets
	Barclays Capital	BNY Mellon Capital Markets LLC
Scotia Capital Inc.
(2)	Names of Issuers: Precision Castparts Corporation
(3)	Title of Securities: PCP 3.9 01/15/43
(4)	Date of First Offering: 12/17/12
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.383
Comparable Securities
1) United Technologies, C#913017BT5
2) CSX Corporation, C#126408GY3
3) CSX Corporation, C#126408GX5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 59 years
(9)	Trade Date: 12/17/12
(10)	Portfolio Assets on Trade Date: $1,740,949,145.26
(11)	Price Paid per Unit: $99.383
(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.383= $939,169.35
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.383 = $11,925,960.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 12/17/2012
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Barclays Capital	Citigroup Global Markets Inc
	Co-Managers	Credit Suisse Securities USA LLC
	Deutsche Bank Securities Inc	Morgan Stanley
	US Bancorp Investments Inc	Wells Fargo Securities LLC
	Bank of New York Mellon Corp/The	PNC Capital Markets
Williams Capital Group LP
(2)	Names of Issuers: Allstate Corporation
(3)	Title of Securities: ALL 5.1 1/15/53
(4)	Date of First Offering: 01/03/13
(5)	Amount of Total Offering: $500,000,000 (20,000,000 Shares)
(6)	Unit Price of Offering: $25
Comparable Securities
1)	Morgan Stanley, C#6174824M3
2)	Allstate, C#020002AY7
3)	Prudential Financial, C#744320AL6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.3225%).
(8)	Years of Issuer’s Operations: 82 years
(9)	Trade Date: 01/03/13
(10)	Portfolio Assets on Trade Date: $655,296,314.99
(11)	Price Paid per Unit: $25
(12)	Total Price Paid by Portfolio:
11,120 shares @ $25 = $278,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
280,000 shares @ $25 = $7,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/3/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 1.6 05/15/17
(4)	Date of First Offering: 1/07/13
(5)	Amount of Total Offering: $275,000,000
(6)	Unit Price of Offering: $101.425
Comparable Securities
1) NYSE Euronext, C#629491AB7
2) JP Morgan Chase, C#48126EAA5
3) Korea Finance Corporation, C#50065TAD5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).
(8)	Years of Issuer’s Operations:	174
(9)	Trade Date: 1/07/13
(10)	Portfolio Assets on Trade Date: $667,351,686.78
(11)	Price Paid per Unit: $101.425
(12)	Total Price Paid by Portfolio:
183,000 bonds @ $101.425 = $186,055.08
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $101.425 = $20,285,000
(14)	% of Portfolio Assets Applied to Purchase
0.028%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

3

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/07/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

4

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 3 5/15/22
(4)	Date of First Offering: 1/07/13
(5)	Amount of Total Offering: $225,000,000
(6)	Unit Price of Offering: $102.433
Comparable Securities
1) Invesco Finance, C#46132FAA8
2) Northern Trust, C#665859AN4
3) Aflac, #001055AJ1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).
(8)	Years of Issuer’s Operations:	174
(9)	Trade Date: 1/07/13
(10)	Portfolio Assets on Trade Date: $667,351,686.78
(11)	Price Paid per Unit: $102.433
(12)	Total Price Paid by Portfolio:
183,000 bonds @ $102.433 = $188,367.39
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $102.433 = $5,146,650.00
(14)	% of Portfolio Assets Applied to Purchase
0.028%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

5

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/7/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch

	Co-Managers	ABN AMRO Securities USA LLC
	nabSecurities LLC	Banca IMI S.p.A
	PNC Capital Markets LLC	BB&T Capital Markets
	RBS Securities Inc.	BMO Capital Markets Corp.
	Santander Investment Securities	Capital One Southcoast, Inc.
	Scotia Capital USA Inc.	CIBC World Markets Corp.
	SG Americas Securities, LLC	Credit Agricole Securities USA Inc.
	Standard Chartered Bank	Deutsche Bank Securities Inc.
	Swedbank AB	Goldman Sachs & Co.
	Wells Fargo Securities, LLC	ING Financial Markets LLC
	Samuel A. Ramierz & Co., Inc.	Lloyds Securities Inc.
	The Williams Capital Group, L.P.	Mizuho Securities USA Inc.

(2)	Names of Issuers: Bank of America

6

(3)	Title of Securities: BAC 3.3 01/11/23
(4)	Date of First Offering: 01/08/13
(5)	Amount of Total Offering: $3,000,000,000
(6)	Unit Price of Offering: $99.444
Comparable Securities
1) People’s United Financial, C#712704AA3
2) UnionBanCal Corporation, C#908906AC4
3) Fifth Third Bancorp, C#316773CL2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 109
(9)	Trade Date: 1/08/13
(10)	Portfolio Assets on Trade Date: $668,047,254.55
(11)	Price Paid per Unit: $99.444
(12)	Total Price Paid by Portfolio:
550,000 bonds @ $99.444 = $546,942.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.444 = $27,844,320
(14)	% of Portfolio Assets Applied to Purchase
0.082%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

7

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/8/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

8

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch

	Co-Managers	ABN AMRO Securities USA LLC
	nabSecurities LLC	Banca IMI S.p.A
	PNC Capital Markets LLC	BB&T Capital Markets
	RBS Securities Inc.	BMO Capital Markets Corp.
	Santander Investment Securities	Capital One Southcoast, Inc.
	Scotia Capital USA Inc.	CIBC World Markets Corp.
	SG Americas Securities, LLC	Credit Agricole Securities USA Inc.
	Standard Chartered Bank	Deutsche Bank Securities Inc.
	Swedbank AB	Goldman Sachs & Co.
	Wells Fargo Securities, LLC	ING Financial Markets LLC
	Apto Partners, LLC	Lloyds Securities Inc.
	Mischler Financial Group, Inc.	Mizuho Securities USA Inc.

(2)	Names of Issuers: Bank of America

(3)	Title of Securities: BAC 2 01/11/18

(4)	Date of First Offering: 01/08/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.849

Comparable Securities
1) JPMorgan Chase, C#48126EAA5
2) Westpac Banking Corporation, C#961214BV4
3) BB&T Corporation, C#05531FAK93

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 1/08/13

(10)	Portfolio Assets on Trade Date: $668,047,254.55

(11)	Price Paid per Unit: $99.849

9

(12)	Total Price Paid by Portfolio:
1,470,000 bonds @ $99.849 = $1,467,780.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,500,000 bonds @ $99.849 = $48,426,765

(14)	% of Portfolio Assets Applied to Purchase
0.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/8/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

10

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	JP Morgan	Wells Fargo Securities
	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	Comerica Bank	Deutsche Bank Securities Inc.
	Fifth Third Securities Inc.	Huntington Capital Corp.
	Mizuho Securities USA Inc	PNC Capital Markets
	RBS Securities Corp.	Sovereign Bank
	Sumitomo Bank of New York	US Bancorp Investments Inc.
(2)	Names of Issuers: Penske Truck Leasing Company
(3)	Title of Securities: PENSKE 4.25 01/17/23
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.14
Comparable Securities
1) Ford Motor Credit, C#345397WF6
2) CIT Group, C#125581GQ5
3) GATX Corporation, C#361448AN3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.55%).
(8)	Years of Issuer’s Operations: 44 years
(9)	Trade Date: 1/08/13
(10)	Portfolio Assets on Trade Date: $671,013,568.99
(11)	Price Paid per Unit: $99.14
(12)	Total Price Paid by Portfolio:
420,000 bonds @ $99.14 = $416,388.00

11

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.14 = $9,914,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

12

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Credit Suisse Securities USA LLC	Goldman Sachs & Co
	RBC Capital Markets	SunTrust Robinson Humphrey
	US Bancorp Investments Inc	Wells Fargo Securities LLC
	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	DnB NOR Bank ASA/New York	PNC Capital Markets
UBS Securities LLC
(2)	Names of Issuers: Energy Transfer Partners, L.P.
(3)	Title of Securities: ETP 5.15 02/01/43
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $450,000,000
(6)	Unit Price of Offering: $99.333
Comparable Securities
1) Sunoco Logistics Partners, C#86765BAM1
2) El Paso Pipeline Partners Operating Co., C#28370TAF6
3) Cenovus Energy, C#15135UAH2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 01/14/13
(10)	Portfolio Assets on Trade Date: $ 671,013,568.99
(11)	Price Paid per Unit: $99.333
(12)	Total Price Paid by Portfolio:
370,000 bonds @ $99.333 = $367,532.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.333 = $9,933,300.00

13

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

14

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Credit Suisse Securities USA LLC	Goldman Sachs & Co
	RBC Capital Markets	SunTrust Robinson Humphrey
	US Bancorp Investments Inc	Wells Fargo Securities LLC
	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	DnB NOR Bank ASA/New York	PNC Capital Markets
UBS Securities LLC
(2)	Names of Issuers: Energy Transfer Partners, L.P.
(3)	Title of Securities: ETP 3.6 02/01/23
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.899
Comparable Securities
1) Williams Companies, Inc., C#969457BU3
2) Boardwalk Pipelines LP, C#096630AC2
3) Oneok Partners LP, C#68268NAJ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 01/14/13
(10)	Portfolio Assets on Trade Date: $ 671,013,568.99
(11)	Price Paid per Unit: $99.899
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.899 = $554,439.45
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.899 = $14,984,850.00

15

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

16

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	JP Morgan	Wells Fargo Securities
	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	Comerica Bank	Deutsche Bank Securities Inc.
	Fifth Third Securities Inc.	Huntington Capital Corp.
	Mizuho Securities USA Inc	PNC Capital Markets
	RBS Securities Corp.	Sovereign Bank
	Sumitomo Bank of New York	US Bancorp Investments Inc.
(2)	Names of Issuers: Penske Truck Leasing Company
(3)	Title of Securities: PENSKE 2.875 07/17/18 144A
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.783
Comparable Securities
1) Ford Motor Credit Co., C#3454OUAA7
2) Korea Finance Corp., C#50065TAD5
3) Ford Motor Credit, C#345397WD1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).
(8)	Years of Issuer’s Operations: 44 years
(9)	Trade Date: 1/08/13
(10)	Portfolio Assets on Trade Date: $671,013,568.99
(11)	Price Paid per Unit: $99.783
(12)	Total Price Paid by Portfolio:
625,000 bonds @ $99.783 = $623,643.75

17

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.783 = $14,967,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

18

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	JP Morgan Securities	RBS Securities Corp.
US Bancorp
	Co-Managers	BNP Paribas
	Mitsubishi UFJ Securities	Mizuho Securities USA
	Scotia Capital (USA)	Wells Fargo Securities
(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 1.3 01/25/16
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.956
Comparable Securities
1) Pepsico, C#713448CA4
2) Coca-Cola Company, C#191216AX8
3) Pepsico, C#713448BX5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $99.956
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.956 = $554,755.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.956 = $31,985,920.00

19

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

20

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Mitsubishi UFJ Securities
Wells Fargo Securities
	Co-Manager	BNP Paribas
	Mizuho Securities USA	RBS Securities
	Scotia Capital (USA)	US Bancorp
(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 3.2 01/25/23
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $1,225,000,000
(6)	Unit Price of Offering: $99.754
Comparable Securities
1) Pepsico, C#713448CD8
2) Diageo Investment, C#25245BAB3
3) Pepsico, C#713448BY3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $99.754
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.754 = $553,634.70
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.754 = $15,960,640.00

21

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

22

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Mitsubishi UFJ Securities
Mizuho Securities
	Co-Manager	BNP Paribas
	RBS Securities	Scotia Capital (USA)
	US Bancorp	Wells Fargo Securities
(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 4.65 01/25/43
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.855
Comparable Securities
1) Anheuser-Busch InBev Worldwide, C#03523TBQ0
2) Diageo Investment Corporation, C#2545BAA5
3) Pepsico, C#713448BZ0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33

(11)	Price Paid per Unit: $99.855
(12)	Total Price Paid by Portfolio:
370,000 bonds @ $99.855 = $369,463.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.855 = $9,985,500.00

23

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

24

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	BofA Merrill Lynch	JP Morgan Securities
Wells Fargo Securities LLC
	Co-Managers	Mitsubishi UFJ Securities
	Mizuho Securities USA	RBS Securities
	Scotia Capital (US)	U.S. Bancorp Investments
(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 1.9 01/25/18
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $100
Comparable Securities
1) Pepsico, C#713448CB2
2) Diageo Capital, C#25243YAR0
3) Coca-Cola, C#191216AY6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
735,000 bonds @ $100 = $735,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $100 = $23,000,000.00

25

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

26

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Barclays Capital	J.P. Morgan Securities
	SunTrust Robinson Humphrey	Wells Fargo Securities

	Co-Manager	ING Financial Markets
	Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
Regions Securities U.S. Bancorp Investments, Inc.
(2)	Names of Issuers: Mohawk Industries, Inc.
(3)	Title of Securities: MHK 3.85 02/01/23
(4)	Date of First Offering: 01/28/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.967
Comparable Securities
1) Stanley Black & Decker, C#854502AD3
2) Newell Rubbermaid, C#651229AM8
3) Wyndham Worldwide, C#98310WAJ7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 21 years
(9)	Trade Date: 01/28/13
(10)	Portfolio Assets on Trade Date: $ 672,888,857.63
(11)	Price Paid per Unit: $99.967
(12)	Total Price Paid by Portfolio:
800,000 bonds @ $99.967 = $799,736.00

27

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.967 = $21,992,740.00

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

28

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs
Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 1.55 02/09/18
(4)	Date of First Offering: 01/29/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.861
Comparable Securities
1) J.P. Morgan Chase, C#46625HJG6
2) Goldman Sachs Group, C#38141GRC0
3) Ford Motor Credit Co., C#34540UAA7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 01/29/13
(10)	Portfolio Assets on Trade Date: $ 672,315,999.09
(11)	Price Paid per Unit: $99.861
(12)	Total Price Paid by Portfolio:
1,490,000 bonds @ $99.861 = $1,487,929.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.861 = $49,930,500
(14)	% of Portfolio Assets Applied to Purchase
0.221%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

29

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

30

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs
Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 3 2/11/23
(4)	Date of First Offering: 01/29/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.154
Comparable Securities
1) J.P. Morgan Chase, C#46625HJH4
2) Goldman Sachs Group, C#38141GRD8
3) People’s United Financial, C#712704AA3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 01/29/13
(10)	Portfolio Assets on Trade Date: $ 672,315,999.09
(11)	Price Paid per Unit: $99.154
(12)	Total Price Paid by Portfolio:
745,000 bonds @ $99.154 = $738,697.30
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.154 = $19,830,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.110%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

31

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

32

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Wells Fargo Securities
(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 4.5 2/11/43
(4)	Date of First Offering: 01/29/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $98.686
Comparable Securities
1)	MetLife, C#59156RBD9
2)	Health Care REIT, C#42217KBB1
3)	Simon Property Group, C#828808CL9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 01/29/13
(10)	Portfolio Assets on Trade Date: $ 672,315,999.09
(11)	Price Paid per Unit: $98.686
(12)	Total Price Paid by Portfolio:
260,000 bonds @ $98.686 = $256,583.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.686 = $6,908,020.00
(14)	% of Portfolio Assets Applied to Purchase
0.038%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

33

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

34

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
RBC Capital Markets
	Co-Manager(s)	Bank of America Merrill Lynch
	Credit Suisse	Deutsche Bank Securities
	JP Morgan	Royal Bank of Scotland
Wells Fargo Securities
(2)	Names of Issuers: World Financial Network Credit Card Master NoteTrust
(3)	Title of Securities: WFNMT 2013-A A
(4)	Date of First Offering: 02/12/13
(5)	Amount of Total Offering: $375,000,000
(6)	Unit Price of Offering: $99.99721
Comparable Securities
1) Discover Card Master Trust I, C#254683BB0
2) American Express Credit Account Master Trust, C#02587AAE4
3) Chase Issuance Trust, C#161571FU3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations:	17
(9)	Trade Date: 02/12/13
(10)	Portfolio Assets on Trade Date: $675,271,842.67
(11)	Price Paid per Unit: $99.99721
(12)	Total Price Paid by Portfolio:
951,000 bonds @ $99.99721 = $950,973.47
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.99721 = $24,999,302.50

35

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

36

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Capital Markets	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch
	Deutsche Bank Securities	RBC Capital Markets
	ING Financial Markets	SunTrust Robinson Humphrey

Co-Managers
	Barclays Capital	nabSecurities
	BNP Paribas Securities	PNC Capital Markets
	Credit Agricole Securities USA	Scotia Capital USA
	Credit Suisse Securities	Standard Chartered Bank
	Goldman Sachs & Co.	UBS Securities
	Lloyds Securities	US Bancorp Investments
	Mitsubishi UFJ Securities	Wells Fargo Securities
	Morgan Stanley	Williams Capital Group

(2)	Names of Issuers: ING US Inc.

(3)	Title of Securities: INTNED 2.9 02/15/18 144A

(4)	Date of First Offering: 02/06/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.824

Comparable Securities
1)	Goldman Sachs Group, C#38141GRC0
2)	Ford Motor Credit Co., C#34540UAA7
3)	Corpbanca, C#21987AAB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 02/06/13

(10) Portfolio Assets on Trade Date: $674,883,529.45

(11) Price Paid per Unit: $99.824

37

(12)	Total Price Paid by Portfolio:
775,000 bonds @ $99.824 = $773,636.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.824 = $54,903,200

(14)	% of Portfolio Assets Applied to Purchase
0.115%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/6/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

38

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	Credit Suisse	Citigroup
Morgan Stanley
	Co-Managers	ING
	Wells Fargo Securities	J.P. Morgan
(2)	Names of Issuers: The Coca-Cola Company
(3)	Title of Securities: KO 1.15 04/01/18
(4)	Date of First Offering: 02/28/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.784
Comparable Securities
1)	Pepsico, Inc., C#713448CB2
2)	Unilever Capital Corporation, C#904764AP2
3)	Philip Morris International, C#718172AS8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 127 years
(9)	Trade Date: 02/28/13
(10)	Portfolio Assets on Trade Date: $678,713,446.90
(11)	Price Paid per Unit: $99.784
(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.784 = $1,142,526.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.784 = $44,902,800.00

39

(14)	% of Portfolio Assets Applied to Purchase
0.168%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

40

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:			Deutsche Bank Securities,
	BNP PARIBAS,		BofA Merrill Lynch,
	Citigroup,		Wells Fargo Securities
(2)	Names of Issuers: CROWN AMER/CAP CORP IV 4.5%
(3)	Title of Securities: CCK 4.5%
(4)	Cusip: 228189AA4
(5)	Date of First Offering: 1/3/13
(6)	Amount of Total Offering: 1,000,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
BALL CORP		5.75	5/15/2021	Packaging	4.04
GRAPHIC
PACKAGE		7.875	10/1/2018	Packaging	4.02
BALL CORP		6.75	9/15/2020	Packaging	3.69
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/3/13
(11)	Portfolio Assets on Trade Date: $693,535,666
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 775,000 bonds @ $100 = 775,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,500,000 bonds @ $100= $4,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.1117%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	HSBC Securities,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
	Morgan Stanley & Co Inc,	Natixis Securities North Ameri,
	RBC Capital Markets LLC,	SunTrust Robinson Humphrey Inc,
	UBS Securities LLC,	US Bancorp Investments Inc,
Wells Fargo Securities LLC
	Co Manager:	Capital One Southcoast Inc,
	Comerica Securities,	Goldman Sachs & Co
(2)	Names of Issuers: MARKWEST ENERGY PART/FIN 4.5%
(3)	Title of Securities: MWE 4.5%
(4)	Cusip: 570506AR6
(5)	Date of First Offering: 1/7/13
(6)	Amount of Total Offering: 1,000,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SABINE PASS LNG	6.5	11/1/2020	Gas Distribution	5.975
ACMP/ACMP FIN	5.875	4/15/2021	Gas Distribution	4.666
ACMP/ACMP FIN	6.125	7/15/2022	Gas Distribution	5.086
(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/7/13
(11)	Portfolio Assets on Trade Date: $694,932,524
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 975,000 bonds @ $100 = 975,000

3

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1403%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/7/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

4

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan Securities Ltd/Londo,		SunTrust Robinson Humphrey,
Wells Fargo Securities LLC
Co- Manager:		US Bancorp Investments Inc,
PNC Capital Markets
(2)	Names of Issuers: SPEEDWAY MOTORSPORTS INC 6.75%
(3)	Title of Securities: TRK 6.75%
(4)	Cusip: 847788AR7
(5)	Date of First Offering: 1/8/13
(6)	Amount of Total Offering: 100,000,000
(7)	Unit Price of Offering: 105
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ROYAL
CARIBBEAN	5.25	11/15/2022	Services- Leisure	4.796
ROYAL
CARIBBEAN	11.875	7/15/15	Services- Leisure	2.4
ROYAL
CARIBBEAN	7.25	6/15/16	Services- Leisure	3.167
(8)	Underwriting Spread or Commission: 1.593%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/8/13
(11)	Portfolio Assets on Trade Date: $694,870,929
(12)	Price Paid per Unit: 105
(13)	Total Price Paid by Portfolio: 250,000 bonds @ $105 = 262,500

5

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,200,000 bonds @ $105= $1,260,000

(15)	% of Portfolio Assets Applied to Purchase
0.0378%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/8/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

6

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)		Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,		Credit Suisse,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
	JP Morgan Securities,	UBS Securities LLC,
Wells Fargo Securities LLC
Co-Manager:		BB&T Capital Markets,
Raymond James Morgan Keegan,		Robert W Baird & Co,
SunTrust Robinson Humphrey
(2)	Names of Issuers: HD SUPPLY INC 10.5%
(3)	Title of Securities: HDSUPP 10.5%
(4)	Cusip: 40415RAL9
(5)	Date of First Offering: 1/9/13
(6)	Amount of Total Offering: 950,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ISABELLE ACQ
SUB	10	11/15/2018	Building Materials	7.051
INTL WIRE GROUP	8.5	10/15/2017	Building Materials	7.545
JELD-WEN
ESCROW	12.25	10/15/2017	Building Materials	4.964
(8)		Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/9/13
(11)		Portfolio Assets on Trade Date: $695,169,491
(12)	Price Paid per Unit: 100
(13)		Total Price Paid by Portfolio: 725,000 bonds @ $100 = 725,000

7

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1043%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/9/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

8

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Agricole Securities USA,
	Deutsche Bank Securities Inc,	JP Morgan,
	RBC Capital Markets,	Wells Fargo & Co
(2)	Names of Issuers: AVIATION CAPITAL GROUP 4.625%
(3)	Title of Securities: PACLIF 4.625%
(4)	Cusip: 05367AAE3
(5)	Date of First Offering: 1/14/13
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Cons/Comm/Lease
CIT GROUP INC	5	8/15/2022	Financing	4.279
Cons/Comm/Lease
CIT GROUP INC	4.25	8/15/2017	Financing	3.437
Cons/Comm/Lease
CIT GROUP INC	5.375	5/15/2020	Financing	4.283
(8)	Underwriting Spread or Commission: 0.70%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/14/13
(11)	Portfolio Assets on Trade Date: $697,169,718
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,055,000 bonds @ $100 = 1,055,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100= $4,000,000

9

(15)	% of Portfolio Assets Applied to Purchase
0.1513%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

10

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)			Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:			Barclays Capital,
Credit Suisse Securities USA L,			Deutsche Bank Securities Inc,
Merrill Lynch Pierce Fenner &,			Wells Fargo Securities LLC
(2)			Names of Issuers: REGAL ENTERTAINMENT GRP 5.75%
(3)	Title of Securities: RGC 5.75%
(4)	Cusip: 758766AF6
(5)	Date of First Offering: 1/14/13
(6)			Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
NATIONAL				Theaters &
CINEMED		6	4/15/2022	Entertainment	4.953
Theaters &
NAI ENTER HLDGS		8.25	12/15/2017	Entertainment	4.13
Theaters &
LIVE NATION ENT		7	9/1/2020	Entertainment	5.724
(8)	Underwriting Spread or Commission:		2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/14/13
(11)			Portfolio Assets on Trade Date: $697,169,718
(12)	Price Paid per Unit: 100
(13)			Total Price Paid by Portfolio: 650,000 bonds @ $100 = 650,000
(14)			Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

11

(15)	% of Portfolio Assets Applied to Purchase
0.0932%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

12

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:			Barclays Capital,
JP Morgan Securities,			RBC Capital Markets,
Wells Fargo Securities LLC
(2)	Names of Issuers: EAGLE SPINCO INC 4.625%
(3)	Title of Securities: AXLL 4.625%
(4)	Cusip: 269871AA7
(5)	Date of First Offering: 1/17/13
(6)	Amount of Total Offering: 688,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
PERSTORP
HOLDING		11	8/15/2017 Chemicals		11.216
PERSTORP
HOLDING		8.75	5/15/2017 Chemicals		7.174
NUFARM AUS LTD		6.375	10/15/2019 Chemicals		5.241
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/17/13
(11)	Portfolio Assets on Trade Date: $698,492,229
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 700,000 bonds @ $100 = 700,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100= $1,500,000
(15)	% of Portfolio Assets Applied to Purchase: 0.10%

13

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/17/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

14

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:			Citigroup Global Markets Inc,
	Morgan Stanley,		Wells Fargo Securities LLC
	Co Manager:		SunTrust Robinson Humphrey
(2)	Names of Issuers: GENCORP INC 7.125%
(3)	Title of Securities: GY 7.125%
(4)	Cusip: 368682AQ3
(5)	Date of First Offering: 1/18/13
(6)	Amount of Total Offering: 460,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
DUCOMMUN INC		9.75	7/15/2018	Aerospace/Defense	7.238
COLT
DEFENSE/FIN		8.75	11/15/2017	Aerospace/Defense	20.384
BOMBARDIER INC		6.125	1/15/2023	Aerospace/Defense	5.922
(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/18/13
(11)	Portfolio Assets on Trade Date: $701,425,020
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 95,000 bonds @ $100 = 95,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,250,000 bonds @ $100= $1,250,000
(15)	% of Portfolio Assets Applied to Purchase

15

0.0135%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/18/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

16

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Bank of America Merrill Lynch,
	Barclays Capital,		Citigroup Global Markets Inc,
Wells Fargo Securities LLC
	Co Manager:		Bank of Nova Scotia (US),
	Morgan Stanley,		SunTrust Robinson Humphrey
(2)	Names of Issuers: TENET HEALTHCARE CORP 4.5%
(3)	Title of Securities: THC 4.5%
(4)	Cusip: 88033GBX7
(5)	Date of First Offering: 1/22/13
(6)	Amount of Total Offering: 850,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
PHYSIOTHERAY AS		11.875	5/1/2019	Health Facilities	12.755
OMEGA HEALTHCARE		5.875	3/15/2024	Health Facilities	4.865
LIFEPOINT HOSPIT		6.625	10/1/2020	Health Facilities	4.378
(8)	Underwriting Spread or Commission: 1.38%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/22/13
(11)	Portfolio Assets on Trade Date: $704,356,778
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,250,000 bonds @ $100 = 1,250,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $100= $3,500,000
(15)	% of Portfolio Assets Applied to Purchase:			0.1775%
17

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

18

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Agricole Securities USA,
	Credit Suisse Securities USA L,		JP Morgan Securities,
	Merrill Lynch Pierce Fenner &,		RBC Capital Markets LLC,
Wells Fargo Securities LLC

	Co Manager:		Capital One Southcoast Inc,
	CIBC World Markets,		Comerica Securities,
	Fifth Third Securities Inc,		ING Financial Markets,
	KeyBanc Capital Markets,		Mitsubishi UFJ Securities USA,
	Scotia Capital USA Inc,		SMBC Nikko Securities America,
	SunTrust Robinson Humphrey,		UBS Securities LLC,
US Bancorp Investments Inc

(2)	Names of Issuers: DENBURY RESOURCES INC 4.625%

(3)	Title of Securities: DNR 4.625%

(4)	Cusip: 24823UAH1

(5)	Date of First Offering: 1/22/13

(6)	Amount of Total Offering: 1,200,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Energy -
COMSTOCK RES			Exploration &
INC	9.5	6/15/2020	Production	7.427
Energy -
COMSTOCK RES			Exploration &
INC	7.75	4/15/2018	Production	6.833
Energy -
COMSTOCK RES			Exploration &
INC	8.375	10/15/2017	Production	5.393

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

19

(10)	Trade Date: 1/22/13
(11)	Portfolio Assets on Trade Date: $704,356,778
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = 500,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $100= $3,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.071%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/22/2013
Name of Investment Adviser Firm
By:
Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

20

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	JP Morgan Securities,
	Merrill Lynch Pierce Fenner &,	Wells Fargo Securities LLC
	Co-Managers:	ABN AMRO Securities USA LLC,
	Capital One Southcoast Inc,	Comerica Securities,
	SMBC Nikko Capital Markets Ltd,	SunTrust Robinson Humphrey Inc
(2)	Names of Issuers: ATLAS PIPELINE LP/FIN CO 5.875%
(3)	Title of Securities: APL 5.875%
(4)	Cusip: 04939MAH2
(5)	Date of First Offering: 1/28/13
(6)	Amount of Total Offering: 650,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SABINE PASS LNG	6.5	11/1/2020	Gas Distribution	5.975
ACMP/ACMP FIN	5.875	4/15/2021	Gas Distribution	4.666
ACMP/ACMP FIN	6.125	7/15/2022	Gas Distribution	5.086
(8)	Underwriting Spread or Commission:	1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/28/13
(11)	Portfolio Assets on Trade Date: $704,768,374
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

21

(15)	% of Portfolio Assets Applied to Purchase
0.0674%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

22

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)			Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:			Bank of America Merrill Lynch,
	Barclays Capital,		Goldman Sachs & Co,
Wells Fargo Securities LLC
	Co-Manager:		Rabobank Nederland US,
RB International Finance USA L,			RBC Capital Markets
(2)			Names of Issuers: CHIQUITA BRANDS INTL / L 7.875%
(3)	Title of Securities: CQB 7.875%
(4)	Cusip: 170031AA6
(5)	Date of First Offering: 1/29/13
(6)			Amount of Total Offering: 425,000,000
(7)	Unit Price of Offering: 99.274
Comparable Securities
		Par Wtd	Maturity
Description		Coupon	Date	ML Industry Lvl 4	Yld to Worst
SMITHFIELD
FOODS		6.625	8/15/2022	Food – Wholesale	5.123
SHEARERS FOODS		9	11/1/2019	Food – Wholesale	7.212
MICHAEL FOODS
HO		8.5	7/15/2018	Food – Wholesale	7.814
(8)			Underwriting Spread or Commission: 1.75%
(9)			Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/29/13
(11)			Portfolio Assets on Trade Date: $703,733,452
(12)	Price Paid per Unit: 99.274
(13)			Total Price Paid by Portfolio: 475,000 bonds @ $99.274 = 471,550

23

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99.274= $992,740

(15)	% of Portfolio Assets Applied to Purchase
0.067%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

24

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,			Credit Suisse,
Deutsche Bank Securities Inc,			HSBC Securities,
Wells Fargo Securities LLC

Co- Manager:			Goldman Sachs & Co,
	KKR Capital Markets LLC,		SunTrust Robinson Humphrey

(2)	Names of Issuers: FIRST DATA CORPORATION 11.25%

(3)	Title of Securities: FDC 11.25%

(4)	Cusip: 319963BF0

(5)	Date of First Offering: 1/30/13

(6)	Amount of Total Offering: 785,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Technology &
SEAGATE TECH			Electronics-
HDD	6.8	10/1/16	Computer Hardware	3.278
Technology &
Electronics -
NOKIA CORP	5.375	5/15/19	Electronics	6.202
Technology &
Electronics -
NOKIA CORP	6.625	5/15/39	Electronics	7.523

(8)	Underwriting Spread or Commission:		1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/30/13

(11)	Portfolio Assets on Trade Date: $702,695,303

(12)	Price Paid per Unit: 100

25

(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100 = 550,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0783%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 1/30/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

26

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Credit Suisse,
	RBS Securities Corp,	Wells Fargo Securities LLC
(2)	Names of Issuers: NATIONSTAR MORT/CAP CORP 6.5%
(3)	Title of Securities: NSM 6.5%
(4)	Cusip: 63860UAJ9
(5)	Date of First Offering: 2/4/13
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
COMMUNITY			Cons/Comm/Lease
CHOICE	10.75	5/1/2019	Financing	12.252
Cons/Comm/Lease
OXFORD FIN/COS	7.25	1/15/2018	Financing	6.354
Cons/Comm/Lease
SPEEDY GRP HLDS	12	11/15/2017	Financing	11.241
(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/4/13
(11)	Portfolio Assets on Trade Date: $701,012,437
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

27

(15)	% of Portfolio Assets Applied to Purchase
0.0678%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/4/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

28

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	BNP Paribas,	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	HSBC Securities,
	JP Morgan Securities,	RBS Securities Corp,
Scotia Capital Inc
(2)	Names of Issuers: FLEXTRONICS INTL LTD 5%
(3)	Title of Securities: FLEX 5%
(4)	Cusip: 33938EAR8
(5)	Date of First Offering: 2/12/13
(5)	Amount of Total Offering: 500,000,000
(6)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GLOB GEN MERG	11	12/15/2020	Software/Services	8.959
CERIDIAN CORP	8.875	7/15/2019	Software/Services	4.132
INTERFACE SEC
SY	9.25	1/15/2018	Software/Services	8.508
(8)	Underwriting Spread or Commission: 1.0%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/12/13
(11)	Portfolio Assets on Trade Date: $702,955,717
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 800,000 bonds @ $100 = 800,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

29

(15)	% of Portfolio Assets Applied to Purchase
0.1138%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

30

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	BNP Paribas,	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	HSBC Securities,
	JP Morgan Securities,	RBS Securities Corp,
Scotia Capital Inc
(2)	Names of Issuers: FLEXTRONICS INTL LTD 4.625%
(3)	Title of Securities: FLEX 4.625%
(4)	Cusip: 33938EAP2
(5)	Date of First Offering: 2/12/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GLOB GEN MERG	11	12/15/2020	Software/Services	8.959
CERIDIAN CORP	8.875	7/15/2019	Software/Services	4.132
INTERFACE SEC
SY	9.25	1/15/2018	Software/Services	8.508
(8)	Underwriting Spread or Commission: 0.875%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/12/13
(11)	Portfolio Assets on Trade Date: $702,955,717
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 800,000 bonds @ $100 = 800,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

31

(15)	% of Portfolio Assets Applied to Purchase
0.1138%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

32

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:		Bank of America Merrill Lynch,
Goldman Sachs & Co,		JP Morgan,
Morgan Stanley,		Wells Fargo Securities LLC
(2) Names of Issuers: BURLINGTON HLDG LLC/FIN 9%
(3) Title of Securities: BCFACT 9%
(4) Cusip: 12168PAA5
(5) Date of First Offering: 2/14/13
(6) Amount of Total Offering: 350,000,000
(7) Unit Price of Offering: 98
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NEW ACAD
CO/CORP	8	6/15/2018	Specialty Retail	5.467
CLAIRE'S STORES	9	3/15/2019	Specialty Retail	5.795
CDR DB SUB	7.75	10/15/2020	Specialty Retail	7.035
(8)	Underwriting Spread or Commission: 0.8%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/14/13
(11)	Portfolio Assets on Trade Date: $703,353,686
(12)	Price Paid per Unit: 98
(13)	Total Price Paid by Portfolio: 820,000 bonds @ $98 = 803,600
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $98 = $980,000
(15)	% of Portfolio Assets Applied to Purchase
0.1143%

33

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

34

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:		Bank of America Merrill Lynch,
Barclays Capital,		Wells Fargo Securities LLC
(2) Names of Issuers: RSI HOME PRODUCTS INC 6.875%
(3) Title of Securities: RSIHPI 6.875%
(4) Cusip: 74977XAA9
(5) Date of First Offering: 2/15/13
(6) Amount of Total Offering: 525,000,000
(7) Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Household &
SERTA SIMMONS	8.125	10/1/2020	Leisure Products	7.399
Household &
A-S CO-ISS SUB I	7.875	12/15/2020	Leisure Products	7.585
Household &
HUB INTL LTD	8.125	10/15/2018	Leisure Products	6.844
(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/15/13
(11)	Portfolio Assets on Trade Date: $703,549,239
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

35

(15)	% of Portfolio Assets Applied to Purchase
0.0675%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

36

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Bank of America Merrill Lynch,
Citigroup Global Markets Inc,			Deutsche Bank Securities Inc,
	PNC Capital Markets,		Scotia Capital USA Inc

Co Manager:			JP Morgan,
	RBS Securities Corp,		USB Capital Resources Inc,
Credit Agricole Securities USA,			Fifth Third Bank,
HSBC Securities,			Mitsubishi UFJ Securities USA,
	Mizuho Securities USA Inc,		SMBC Nikko Securities America,
	Stifel Nicolaus & Co Inc,		Wells Fargo & Co

(2) Names of Issuers: ASHLAND INC 3.875%

(3) Title of Securities: ASH 3.875%

(4) Cusip: 044209AJ3

(5) Date of First Offering: 2/21/13

(6) Amount of Total Offering: 700,000,000

(7) Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HEXION US/NOVA	8.875	2/1/2018	Chemicals	8.031
INEOS FINANCE
PL	7.5	5/1/2020	Chemicals	5.678
MOMENTIVE
PERFOR	10	10/15/2020 Chemicals		9.877

(8)	Underwriting Spread or Commission:		1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/21/13

(11)	Portfolio Assets on Trade Date: $704,317,699

(12)	Price Paid per Unit: 100

37

(13)	Total Price Paid by Portfolio: 2,000,000 bonds @ $100 = 2,000,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.284%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

38

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:		Bank of America,
Citigroup Global Markets Inc,			Scotiabank,
	PNC Capital Markets LLC,		Deutsche Bank Securities

Co Managers:			J.P. Morgan,
RBS,			US Bancorp,
	Credit Agricole CIB,		Fifth Third Securities, Inc.,
HSBC,			Mitsubishi UFJ Securities,
	Mizuho Securities,		SMBC Nikko,
SunTrust Robinson Humphrey and			Wells Fargo Securities

(2) Names of Issuers: ASHLAND INC 4.75%

(3) Title of Securities: ASH 4.75%

(4) Cusip: 044209AN4

(5) Date of First Offering: 2/21/13

(6) Amount of Total Offering: 650,000,000

(7) Unit Price of Offering: 99.059

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HEXION US/NOVA	8.875	2/1/2018	Chemicals	8.031
INEOS FINANCE
PL	7.5	5/1/2020	Chemicals	5.678
MOMENTIVE
PERFOR	10	10/15/2020 Chemicals		9.877

(8)	Underwriting Spread or Commission:		1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/21/13

(11)	Portfolio Assets on Trade Date: $704,317,699

(12)	Price Paid per Unit: 99.059

39

(13)	Total Price Paid by Portfolio: 2,140,000 bonds @ $99.059 = 2,119,862.60

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $99.059= $2,971,770

(15)	% of Portfolio Assets Applied to Purchase
0.301%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

40

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)		Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:		Citigroup Global Markets Inc,
Credit Suisse Securities USA L,		Deutsche Bank Securities Inc,
Goldman Sachs & Co
Co Manager:		Morgan Stanley,
Wells Fargo Securities LLC
(2) Names of Issuers: CLEAR CHANNEL COMMUNICAT 11.25%
(3) Title of Securities: CCMO 11.25%
(4) Cusip: 184502BM3
(5) Date of First Offering: 2/21/13
(6) Amount of Total Offering: 575,000,000
(7) Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GRAY TELE INC	7.5	10/1/2020	Media – Broadcast	6.361
CUMULUS MED
HLD	7.75	5/1/2019	Media – Broadcast	7.46
SPANISH
BROADCAS	12.5	4/15/2017	Media – Broadcast	9.443
(8)		Underwriting Spread or Commission: 1.5%
(9)		Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/21/13
(11)		Portfolio Assets on Trade Date: $704,317,699
(12)	Price Paid per Unit: 100
(13)		Total Price Paid by Portfolio: 4,000,000 bonds @ $100 = 4,000,000

41

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100= $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.5679%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

42

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:		Bank of America Merrill Lynch,
Barclays Capital,		Goldman Sachs & Co,
JP Morgan,		Wells Fargo Securities LLC
(2) Names of Issuers: ARAMARK CORP 5.75%
(3) Title of Securities: RMK 5.75%
(4) Cusip: 038521AL4
(5) Date of First Offering: 2/22/13
(6) Amount of Total Offering: 1,000,000,000
(7) Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SITEL LLC	11	4/10/2012	Support-Services	8.983
AUDATEX NORTH
AM	6.75	6/15/2018	Support-Services	3.635
SERVICEMASTER
CO	7	8/15/2020	Support-Services	6.363
(8)	Underwriting Spread or Commission: 0.50%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/22/13
(11)	Portfolio Assets on Trade Date: $704,935,859
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,020,000 bonds @ $100 = 1,020,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000
(15)	% of Portfolio Assets Applied to Purchase:		0.1447%

43

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

44

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3
(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:		JP Morgan Securities,
UBS Securities LLC,		Wells Fargo Securities LLC
Co Manager:		Fifth Third Securities Inc,
KeyBanc Capital Markets
(2) Names of Issuers: CEDAR FAIR LP/CANADA'S W 5.25%
(3) Title of Securities: FUN 5.25%
(4) Cusip: 150191AD6
(5) Date of First Offering: 2/28/13
(6) Amount of Total Offering: 500,000,000
(7) Unit Price of Offering: 100
Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ROYAL
CARIBBEAN	5.25	11/15/2022	Leisure	4.905
SEVEN SEAS
CRUIS	9.125	5/15/2019	Leisure	6.88
PALACE ENT
HLDG	8.875	4/15/2017	Leisure	6.775
(8)	Underwriting Spread or Commission: 1.6%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/28/13
(11)	Portfolio Assets on Trade Date: $707,100,895
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 280,000 bonds @ $100 = 280,000

45

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100= $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.0396%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

46

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan Securities,
	Merrill Lynch Pierce Fenner &,	Mitsubishi UFJ Securities USA,
Wells Fargo & Co

	Co Manager:	Citigroup Global Markets Inc,
	Comerica Securities,	Fifth Third Securities Inc,
	ING Financial Markets,	Loop Capital Markets LLC,
	Morgan Stanley & Co Inc,	PNC Capital Markets,
	TD Securities USA LLC,	US Bancorp Investments Inc,
Wedbush Securities

(2) Names of Issuers: RR DONNELLEY & SONS 7.875%

(3) Title of Securities: RRD 7.875%

(4) Cusip: 74978DAA2

(5) Date of First Offering: 2/28/13

(6) Amount of Total Offering: 450,000,000

(7) Unit Price of Offering: 99.5

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Printing &
MCCLATCHY CO	9	12/15/2022	Publishing	7.777
Printing &
DELUXE CORP	6	11/15/2020	Publishing	5.685
Printing &
DELUXE CORP	7	3/15/2019	Publishing	4.718

(8)	Underwriting Spread or Commission: 1.46%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/28/13

(11)	Portfolio Assets on Trade Date: $707,100,895

(12)	Price Paid per Unit: 99.5

47

(13)	Total Price Paid by Portfolio: 720,000 bonds @ $99.5 = 716,400

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99.5= $995,000

(15)	% of Portfolio Assets Applied to Purchase
0.101%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date: 2/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title:	Director of Business Risk/CCO

48